UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end: March 31, 2012

Date of reporting period: March 31, 2012

Item 1: Reports to Stockholders

Sit Mutual Funds BOND FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

May 7, 2012

Dear fellow shareholders:

    U.S. fixed income markets generally performed well over the preceding 12-month period. The year was marked with a variety of significant events. We began the year with a sense of hope as expectations for an economic recovery were high and bond yields had been rising. However, these expectations did not materialize and bond yields declined throughout the year as events unfolded. The economic disruptions began with the earthquake and tsunami in Japan. The impact on economic activity was felt throughout the world. European fiscal concerns continued to dominate the markets as a series of central bank plans were announced and quickly discounted. The deterioration in Greece and lack of a meaningful response sent Treasury yields lower throughout the year. Domestic fiscal issues ensued with political brinkmanship regarding the debt ceiling debate and the ultimate downgrade of the U.S. credit rating by Standard and Poor’s. The Federal Reserve announced a new accommodative policy program and pledged to keep interest rates at historically low levels until late 2014. Recent economic data has been relatively strong, which has tempered some of the pessimism of the second half of 2011. However, we continue to expect subpar economic growth, modest employment gains and moderate inflation in 2012.

    U.S. Treasury bond yields with maturities over 5 years declined by over 100 basis points. Specifically, the 30 year U.S. Treasury bond yield declined 118 basis points, from 4.50% to 3.32% over the 12-month period. Improvement in economic indicators in the first quarter of 2012 has lifted treasury yields off of the lows witnessed in the latter half of 2011, with the 30-year Treasury yield rising by 35 basis points. The municipal funds posted strong double-digit returns for the year, primarily driven by their longer duration.

Europe

    European Union countries came up with increasingly innovative ideas during the year for how to address the fiscal problems of its weaker members. The Greek tragedy took center stage during the second half of the year. By the fourth quarter of 2011, there was acceptance of a de facto Greek default, and in February 2012 the default was made official through a debt swap agreement. Interestingly, the actual default seemed to assuage markets which had grown weary of repeated failed bailout attempts. The recent Long Term Refinancing Operation (LTRO) is a relatively inexpensive loan scheme for European banks from the European Central Bank (ECB) that has boosted liquidity to avoid a collapse of the banking system. Ultimately, we believe this just kicked the can down the road. All of the major issues contributing to the difficulties in Europe persist: the sovereign debt outstanding among the PIIGS (Portugal, Italy, Ire-land, Greece and Spain); banks’ large, cross-border exposure to the euro area; countries’ large government budget deficits; and elevated yield spreads. With confidence eroding and austerity measures impacting many regions in Europe, our expectation is that a modest recession is likely in Euroland in 2012.

Domestic

    In addition to the aforementioned global fiscal issues, we had our own fiscal problems here in the U.S. In April 2011, Standard and Poor’s put the U.S. Credit rating on negative watch. Many hoped this would be an impetus for a bi-partisan solution to the unsustainable debt trajectory. The budget ceiling debate continued throughout the summer, but the much hoped for fiscal responsibility did not materialize. Politics and brinkmanship ensued with a 12th hour debt ceiling agreement and a “Super Committee” being charged with finding an additional $1.5 trillion in funds before a November deadline. Standard & Poor’s subsequently downgraded the U.S. credit rating from AAA to AA+, citing the high level of debt-to-GDP and the partisan political climate as the ultimate reasons. The “Super Committee” failed to reach a consensus, the consequences of which were to be a combination of cuts in Medicare and defense spending (designed to be unpalatable to both parties). Fitch, Moody’s and S&P all have a negative outlook on the United States debt rating now. The debt limit was raised to a total of $16.4 trillion, a number thought to be high enough to get us through the November elections. However, there may need to be another minor increase to get us through 2012, as the extension of the payroll tax cut and long term benefits resulting from a prolonged below trend economy likely means another year with deficits firmly over $1 trillion.

    Recent economic data has been supportive of stable, albeit modest, Gross Domestic Product (GDP) growth over the near term. Importantly, data has pointed to improvement in the jobs market and modest gains in consumer spending. Home prices will likely turn a corner and begin to rise slowly later this year. Both the number of homes for sale and the pipeline of seriously delinquent mortgages of homes in foreclosure has been steadily declining for nearly 2 years now. The total volume of inventory is down about 25%, and last spring was the first time in four years that home prices experienced a normal seasonal bounce without the aid of tax credits. A precursor to a better housing market is reduced rental vacancy, and vacancies have declined to a 10-year low. So at the very least, the housing market will cease to be a drag on economic growth in 2012 and should add to growth in 2013.

Federal Reserve

    In July, the Federal Reserve announced yet another new program dubbed “Operation Twist.” The intent is to flatten the yield curve and keep mortgage rates low as a form of economic stimulus. To achieve this goal, the Fed sells short-term U.S. Treasury notes and buys longer bonds in an effort to force down longer term yields. Additionally, the Fed reinvests paydowns from its mortgage security holdings into more mortgage securities. Operation Twist is expected to conclude in June of 2012.

2	SIT MUTUAL FUNDS ANNUAL REPORT

    In January 2012, the Federal Reserve announced it would likely not raise interest rates until late 2014, adding yet another layer of monetary easing. Additionally, we have begun to hear the comments about a possible third round of asset purchases (QE3). In contrast, the March release of the FOMC minutes noted “a couple” of committee members favoring additional asset price inflation initiatives down from “a few” in the January meeting minutes. The Fed Chairman, Ben Bernanke, has reiterated that the Federal Reserve will continue to monitor the fragile economy and act accordingly.

Strategy Summary

    2012 has begun with a landscape eerily similar to 2011. Once again, we are enjoying relative economic strength. Job creation and consumer spending have been positive signs, which may have been influenced by the warm weather. The recent FOMC minutes reveal more Fed Governors are favoring less asset purchase initiatives. We expect markets to remain susceptible to active cross currents of improving domestic growth and deteriorating domestic and European fiscal health. European governments have made some progress in dealing with their budget and economic difficulties; however the problems are a long way from being solved. Notwithstanding these concerns, we believe the U.S. economy will continue its slow but steady improvement.

    We continue to position the U.S. Government Fund defensively against rising interest rates, as we expect existing accommodative monetary policy to drive inflation modestly higher in the intermediate term. A lack of bi-partisanship in congress has left little chance for an improvement in the federal budget situation. We continue to see risks to the market surrounding the debt ceiling as the current political interests lack the fortitude to institute meaningful reforms necessary to obtain a sustainable fiscal future. In the short term, we expect longer maturity U.S. Treasury yields to be fairly range bound as the Federal Reserve acquires securities as part of its “Operation Twist” program. We believe opportunities to execute trades on a tactical basis will exist in the Treasury sector until this program comes to a conclusion later in the second quarter. Importantly, we continue to emphasize older vintage, high-coupon agency mortgage pass thru securities that provide high levels of income at stable price levels.

    The tax-exempt yield-curve remains historically steep. Accordingly, we continue to position municipal bond fund portfolios modestly longer than their associated benchmarks. Furthermore, tax-exempts remain cheap when their yields are expressed as a percentage of comparable maturity Treasuries, particularly for longer maturities. We believe these yield ratios relative to Treasuries continue to offer tax-exempt bonds a cushion if and when Treasury rates begin a sustained increase. Credit spreads remain attractive, particularly for A-rated tax-exempts, which continue to yield over 100 basis points more than AAA-rated general obligation bonds. We continue to look for opportunities to increase credit quality and may begin shortening duration. We believe municipal bond issuance may increase later in 2012, which could present opportunities depending on the composition and timing of issuance. Our investment strategy remains focused on income, which we believe is the primary source of return over longer periods of time. As always, diversification remains a key tenet in our strategy to help manage credit risk, particularly as state and local issuers continue to adjust to fiscal challenges.

    We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President

Sit Mutual Funds

MARCH 31, 2012	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of +2.98% during the twelve month period ended March 31, 2012, compared to the return of the Barclays Intermediate Government Bond Index of +5.66%. The Fund’s 30-day SEC yield was 2.49% and its 12-month distribution rate was 2.77%.

During the twelve month period, the Fund benefited from the income advantage produced by its holdings in older, high coupon government agency mortgage pass-through securities and collateralized mortgage obligations. While the Fund’s holdings of U.S. Government bonds provided meaningful return on an absolute basis, an underweight position in the U.S. Treasury sector, relative to the benchmark, negatively impacted the Fund’s performance. Prices of U.S. Treasury bonds rose as global economic uncertainty produced higher demand for U.S. government obligations, which are typically considered the safest investment option. The Federal Reserve continued to provide economic stimulus through accommodative policy initiatives. In the third quarter of 2011 the Federal Reserve announced it would sell short-term U.S. Treasury notes and buy long-term Treasury bonds (commonly referred to as “Operation Twist”). Prices of longer dated Treasury bonds rose in response.

The government continues to engineer a myriad of mortgage modification and refinancing programs for homeowners who owe more than their homes are worth. Due to their seasoned nature and positive equity, we expect refinancing on the mortgages the Fund holds to remain relatively stable and any impact on the Fund to be modest. Concerns regarding the expansion of refinancing programs caused the prices of the Fund’s mortgages to generally underperform relative to comparable maturity U.S. Treasuries.

Market expectations for additional accommodative policy initiatives from the Federal Reserve have diminished commensurate with improving signs of domestic growth in recent months. While we are concerned that recent warm weather conditions may have pulled forward some economic activity, we expect sustained, albeit slow, growth going forward. Continued uncertainty surrounding the government budget problems both in Europe and domestically combined with typical election year related uncertainty is likely to encourage the Fed to maintain low interest rates. We expect longer-maturity U.S. Treasury yields to rise modestly as Operation Twist comes to a close at the end of June. As such, we are maintaining our underweight position to the U.S.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

Treasury sector. We continue to focus on older, high-coupon, government-agency, mortgage pass-through securities, as they provide high levels of income with relatively stable prices. This high level of income and stability of principal has been and continues to be the Fund’s focus, as has consistently been the case since the Fund’s inception.

Michael C. Brilley

Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2012

	Sit U.S. Government Securities Fund	Barclays Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]
One Year	2.98%	5.66%	8.55%
Five Years	5.34	5.46	5.74
Ten Years	4.46	4.87	5.10
Since Inception (6/2/87)	6.36	6.50	6.23

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Based on total net assets as of March 31, 2012. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/12:	$11.31 Per Share
Net Asset Value 3/31/11:	$11.29 Per Share
Total Net Assets:	$1,504.2 Million
30-day SEC Yield [3]:	2.49%
12-month Distribution Rate [3]:	2.77%
Effective Duration [4]:	1.9 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE
0-1 Year	3.2%
1-5 Years	96.4%
5-10 Years	0.4%
10-20 Years	0.0%
20+ Years	0.0%

The Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 22.5 years as of March 31, 2012.

MARCH 31, 2012	5

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Mortgage Pass-Through Securities - 43.7%
Federal Home Loan Mortgage Corporation - 11.5%
212,491	5.50	8/1/17-3/1/33	232,402
250,368	6.38	12/1/26-12/1/27	286,274
11,426,629	6.50	11/1/27-9/1/39	12,911,106
926,226	6.88	2/17/31	1,094,575
24,809	7.00	2/1/16	24,968
84,256,317	7.00	8/1/27-1/1/39	96,560,776
124,307	7.38	12/17/24	139,514
36,913,504	7.50	9/1/26-10/1/38	43,557,820
153,962	7.95	10/1/25-11/1/25	174,173
2,375,266	8.00	5/1/17-1/1/37	2,781,859
29,559	8.25	12/1/17	30,895
147,257	8.50	5/1/16-3/1/17	159,342
4,277,354	8.50	4/1/17-8/1/36	5,075,431
66,678	9.00	11/1/15-1/1/17	69,384
5,363,197	9.00	11/1/25-11/1/36	6,355,015
17,505	9.25	6/1/16-3/1/17	18,144
85,254	9.25	2/1/18-3/1/19	89,888
8,965	9.50	10/1/16	10,248
593,399	9.50	4/1/18-12/17/21	690,937
25,087	9.75	12/1/16	28,307
45,265	9.75	12/1/17	49,432
2,200,183	10.00	9/1/20-7/1/30	2,549,026
12,682	10.25	2/1/17	12,721
110,052	10.50	10/1/13-6/1/19	129,436
623,775	11.00	9/17/16-8/25/20	700,523
4,315	13.00	5/1/17	4,923

			173,737,119

Federal National Mortgage Association - 25.7%
13,361,250	3.00	4/1/27	13,859,639
8,204	4.99	3/1/19 [1]	8,578
69,714	5.76	3/1/33	77,272
1,529,926	6.00	9/1/28-9/1/37	1,695,718
1,074,628	6.15	6/1/33-8/1/36 [1]	1,121,835
169,822	6.20	11/1/27	194,731
118,895	6.35	10/1/30	136,937
75,676	6.49	2/1/32	86,160
22,016,184	6.50	1/1/22-8/1/37	24,930,701
1,345,645	6.74	12/1/15	1,484,961
185,605	6.91	11/1/26-8/1/27	215,273
175,947	6.95	8/1/21 [1]	184,554
194,811,525	7.00	6/1/17-1/1/40	225,364,875
205,974	7.20	3/1/18	230,516
114,861	7.32	6/1/16	115,229
173,607	7.50	11/1/12	175,633
60,685,378	7.50	6/1/22-4/1/38	70,703,174
146,100	7.62	12/1/16	148,663
341,129	7.95	9/15/20	390,917
25,997	8.00	4/1/16	26,461

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

13,012,233	8.00	10/1/23-3/1/38	15,401,012
463,146	8.14	11/15/31	553,338
11,303	8.25	4/1/22	11,563
205,949	8.33	7/15/20	240,966
1,082,430	8.47	3/15/32	1,306,648
181,067	8.48	7/20/30	213,870
100,590	8.49	9/15/30	118,000
183,859	8.50	9/1/12-2/1/16	198,412
11,167,135	8.50	9/1/17-12/1/37	13,579,484
137,530	8.56	7/20/28	158,478
40,697	8.93	12/15/25	47,732
5,917,570	9.00	10/1/19-2/1/38	7,126,466
96,256	9.25	10/1/16-2/1/17	104,972
107,447	9.36	5/15/28	128,892
3,406,108	9.50	11/1/18-8/1/31	3,964,348
308,453	9.72	8/20/25	357,472
2,876	9.75	1/15/13	2,953
124,745	9.75	10/1/21-4/1/25	146,634
236,405	10.00	7/1/13-11/1/16	255,902
654,761	10.00	9/1/19-6/1/30	794,106
111,067	10.01	7/15/20	124,158
82,160	10.18	7/1/20	89,831
3,601	10.25	8/15/13	3,730
60,366	10.50	5/1/15-6/1/15	64,816
167,687	10.50	12/1/17-6/1/28	197,913
58,910	10.76	8/15/20	66,825
23,362	11.05	12/15/26	27,060

			386,437,408

Government National Mortgage Association - 6.5%
1,204,983	5.45	7/15/27	1,312,523
284,882	5.50	9/15/25	317,808
3,741,142	5.67	4/15/42	3,973,941
301,480	5.76	3/20/33-5/20/33	337,382
7,915,715	5.85	12/15/30	8,395,482
2,111,404	5.95	3/15/37	2,110,610
3,124,265	6.00	9/15/18-11/20/34	3,549,219
75,022	6.05	3/20/33	84,843
8,803,521	6.09	3/15/41-7/15/41	9,353,614
909,013	6.20	3/15/32	1,032,793
26,092	6.25	5/15/13	27,259
2,992,084	6.25	12/15/23-4/15/29	3,477,746
2,090,658	6.35	4/20/30-11/20/31	2,364,340
471,139	6.38	8/15/26-4/15/28	533,735
329,032	6.49	11/20/31-6/20/32	372,380
24,260,788	6.50	11/15/23-7/20/38	27,662,018
109,677	6.57	9/20/32-3/20/33	129,848
81,163	6.58	2/20/28	95,161
33,521	6.75	9/15/15	36,232
764,261	6.75	8/15/28-6/15/29	837,443
791,151	6.91	7/20/26-2/20/27	930,252
51,144	6.93	2/20/25	59,597
10,739,023	7.00	5/15/24-2/20/39	12,415,011

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

155,086	7.02	4/20/26	178,850
170,521	7.05	2/15/23-4/20/27	196,849
584,471	7.10	5/20/25	671,468
276,998	7.15	3/20/27-4/20/27	320,146
148,080	7.25	5/15/29-6/15/29	171,295
48,238	7.27	7/20/22	55,019
54,347	7.38	1/15/29	63,016
4,859,911	7.50	12/15/23-3/15/39	5,712,518
20,507	7.55	10/20/22	23,078
2,622,526	7.60	12/15/33	2,767,437
92,615	7.63	12/15/29	107,345
59,118	7.65	7/20/22	66,943
347,765	7.75	6/15/20-11/15/20	395,514
37,712	7.90	1/20/21	38,104
679,468	7.95	2/15/20-3/20/27	735,076
423,088	7.99	2/20/21-6/20/22	481,689
128,738	8.00	10/15/14-9/15/16	142,102
3,626,830	8.00	4/15/31-8/20/33	4,272,191
302,929	8.10	5/20/19-1/20/20	330,493
10,317	8.25	8/15/15	10,352
252,217	8.25	4/15/19-2/15/20	286,936
150,379	8.40	2/15/19-2/15/20	160,489
68,259	8.50	4/15/15-1/15/17	74,676
209,303	8.50	10/20/22-12/20/26	252,397
30,441	8.60	6/15/18	30,555
22,222	8.63	10/15/18	25,267
8,798	9.00	1/15/17	8,833
112,244	9.00	7/15/17-12/15/20	131,330
15,434	9.10	5/15/18	17,731
24,289	9.50	11/20/16	24,388
107,061	9.50	6/20/18-8/20/19	124,016
26	9.75	11/15/12	26
195,684	10.00	11/15/17-6/15/21	229,189
296,550	10.50	2/15/20-8/15/21	338,777
8,421	11.50	8/15/18	8,667

			97,861,999

Total Mortgage Pass-Through Securities (cost: $635,473,148)			658,036,526

U.S. Treasury / Federal Agency Securities - 0.4%
New Valley Generation II:
1,326,761	5.57	5/1/20	1,533,736
Treasury Note:
5,500,000	2.00	2/15/22	5,394,296

Total U.S. Treasury / Federal Agency Securities (cost: $7,033,757)			6,928,032

Collateralized Mortgage Obligations - 50.9%
Federal Home Loan Mortgage Corporation - 16.8%
76,648	5.50	2/15/34	77,765
166,204	6.00	9/15/21-6/15/28	170,901
15,991,607	6.50	9/15/23-10/25/43	18,259,771

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,241,382	6.50	9/25/43 [1]	1,402,829
135,171	6.70	9/15/23	154,009
6,038,488	6.84	10/25/42 [1]	7,002,949
295,387	6.95	3/15/28	346,348
165,623,127	7.00	12/15/20-9/25/43	188,518,651
21,465,124	7.50	6/15/17-9/25/43	25,752,538
4,971,284	8.00	3/15/21-1/15/30	5,811,862
75,993	8.25	6/15/22	88,345
393,376	8.30	11/15/20	452,799
828,776	8.50	10/15/22-3/15/32	969,018
456,322	9.00	12/15/19	519,003
10,450	9.15	10/15/20	11,539
2,036,743	9.50	2/15/20-2/25/42	2,373,237
105,359	10.00	6/15/20	122,725

			252,034,289

Federal National Mortgage Association - 26.7%
10,039,730	4.00	10/25/22	10,705,765
15,100,922	4.50	6/25/21	16,551,398
80,754	5.17	3/25/44 [1]	82,463
633,652	5.50	1/25/37	709,118
292,787	6.45	3/25/29 [1]	333,460
12,771,390	6.50	12/25/23-12/25/42	14,588,179
1,414,095	6.65	6/25/42 [1]	1,600,179
25,781,685	6.75	6/25/32-4/25/37	29,495,518
34,124	6.85	12/18/27	39,771
4,737,773	6.98	8/25/37 [1]	5,188,230
118,809,474	7.00	1/25/21-3/25/45	134,752,239
630,796	7.08	12/25/42 [1]	734,218
5,348,011	7.09	2/25/42 [1]	6,209,069
1,933,949	7.12	6/25/42 [1]	2,227,778
4,640,675	7.28	10/25/42 [1]	5,392,808
86,769,125	7.50	8/20/27-1/25/48	99,970,592
1,415,296	7.50	6/19/30 [1]	1,688,383
1,124,283	7.52	6/17/40 [1]	1,167,155
41,981	7.70	3/25/23	48,874
9,345,957	7.89	7/25/37 [1]	10,742,967
8,884,288	8.00	7/25/22-7/25/44	10,508,935
19,568,954	8.50	1/25/21-10/25/30	23,446,238
1,502,541	8.56	11/25/37 [1]	1,789,020
1,465,677	8.69	11/25/37 [1]	1,705,774
19,614	8.70	12/25/19	22,490
27,793	8.75	9/25/20	30,549
111,258	8.95	10/25/20	128,480
3,376,946	9.00	7/25/19-10/25/30	3,998,187
54,336	9.05	12/25/18	60,883
2,540,125	9.23	2/25/44 [1]	3,171,982
67,788	9.25	1/25/20	78,460
82,860	9.40	10/25/42 [1]	100,633
1,238,546	9.44	6/25/32 [1]	1,442,644
3,847,514	9.50	12/25/18-12/25/41	4,785,044
142,618	9.60	3/25/20	166,459

See accompanying notes to financial statements.

MARCH 31, 2012	7

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

416,505	9.79	3/25/39 [1]	501,766
3,441,388	10.39	9/25/42 [1]	4,308,478
1,822,272	11.29	6/25/44 [1]	2,271,513

			400,745,699

Government National Mortgage Association - 3.4%
1,023,852	6.50	9/20/28-3/20/31	1,192,120
38,989,843	7.00	9/16/23-6/20/40	43,458,538
418,613	7.50	6/20/26-5/16/27	494,544
3,833,176	8.00	10/16/29-3/16/30	4,519,233
1,788,220	8.50	9/20/30-2/20/32	2,099,809

			51,764,244

Vendee Mortgage Trust - 4.0%
9,804,930	3.75	12/15/33	10,279,896
825,275	6.00	2/15/30	869,360
21,418,538	6.50	1/15/29-8/15/31	25,129,171
3,472,915	6.75	6/15/26	4,052,243
3,202,215	7.00	3/15/28	3,731,244
406,360	7.02	7/15/30 [1]	469,477
2,060,696	7.25	9/15/22-9/15/25	2,348,327
1,027,139	7.50	6/15/30	1,173,152
3,349,430	7.75	5/15/22-9/15/24	3,852,486
600,143	8.00	2/15/25	700,066
6,100,435	8.01	3/15/25 [1]	7,691,314
223,504	8.29	12/15/26	262,902

			60,559,638

Total Collateralized Mortgage Obligations (cost: $757,363,334)			765,103,870

Asset-Backed Securities - 1.9%
Federal Home Loan Mortgage Corporation - 0.6%
53,172	6.09	9/25/29 [1]	55,716
250,000	6.28	10/27/31 [1]	281,438
411,551	7.00	11/25/30 [1]	427,317
3,936,124	7.15	9/25/28 [1]	4,402,309
3,098,820	7.16	7/25/29	3,284,069

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,173,712	7.27	8/25/28 [1]	1,250,590

			9,701,439

Federal National Mortgage Association - 0.3%
90,081	0.55	11/25/32 [1]	83,182
520,379	4.69	10/25/33 [1]	520,309
422,275	5.41	9/26/33 [1]	445,748
156,776	5.75	2/25/33 [1]	162,961
342,501	6.47	10/25/31 [1]	358,440
680,186	6.52	5/25/32 [1]	687,640
1,613,371	6.59	10/25/31 [1]	1,806,976
178,729	6.83	7/25/31 [1]	185,743
73,535	7.80	6/25/26 [1]	73,505

			4,324,504

Small Business Administration - 1.0%
5,981,952	7.13	10/1/20	6,653,750
6,778,905	7.33	8/1/20	7,590,328

			14,244,078

Total Asset-Backed Securities (cost: $28,082,808)			28,270,021

Put Options Purchased [10] - 0.0%
250	U.S. Treasury 5 Year Future Put Options: $121.50 strike May 2012 expiration
Total Put Options Purchased (cost: $126,082)			27,344

Total Investments in Securities - 96.9% (cost: $1,428,079,129)			1,458,365,793

Call Options Written [10] - 0.0%
(800)	U.S. Treasury 2 Year Future Call Options: $110.00 strike May 2012 expiration
Total Call Options Written (premiums received: $96,536)			(187,501)

Other Assets and Liabilities, net - 3.1%			45,975,911

Total Net Assets - 100.0%			$1,504,154,203

[1]	Variable rate security. Rate disclosed is as of March 31, 2012.
[10]	The amount of $1,500,000 in cash was segregated with the broker to cover put options purchased and call options written as of March 31, 2012.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit U.S. Government Securities Fund (Continued)

For a detailed list of security holdings refer to our company website at www.sitfunds.com.

A summary of the levels for the Fund’s investments as of March 31, 2012 is as follows (See Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Assets
Collateralized Mortgage
Obligations	—	765,103,870	—	765,103,870
Mortgage Pass-Through Securities	—	658,036,526	—	658,036,526
U.S. Treasury / Federal Agency
Securities	—	6,928,032	—	6,928,032
Asset-Backed Securities	—	28,270,021	—	28,270,021
Put Options Purchased	27,344	—	—	27,344

	27,344	1,458,338,449	—	1,458,365,793

Liabilities
Call Options Written	(187,501)	—	—	(187,501)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

MARCH 31, 2012	9

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a total return of +13.41% for the fiscal year ended March 31, 2012, compared with a total return of +6.90% for the Barclays 5-Year Municipal Bond Index. As of March 31, 2012, the Fund’s 30-day SEC yield was 4.70% and its 12-month distribution rate was 4.60%.

Tax-exempt municipal bond yields declined markedly during the fiscal year, resulting in historically strong returns for the asset class. The yield curve flattened as long-term bond yields declined substantially while intermediate and short yields decreased to a lesser extent. Credit spreads between lower investment grade credits and high-grade municipal bonds also decreased during the period.

The Fund’s outperformance during this period was due to several factors including duration, quality, and industry positioning. The Fund benefited from its longer duration versus the benchmark. From a quality perspective, the Fund benefited by having considerable exposure to bonds rated A or below and non-rated bonds. Noteworthy, however, is that the Fund’s average credit quality improved to A-from BBB+ during the year. Nearly all of the industry segments of the portfolio outperformed the benchmark return. The largest industry segments in the portfolio were other revenue, education/student loan revenue, single-family mortgage revenue, multi-family mortgage revenue, and health care. In total, these five industries comprised roughly two-thirds of the portfolio and each outperformed the benchmark return. In addition, the Fund’s investment in closed-end mutual funds produced an impressive total return during the fiscal year.

The Fund maintains its duration longer than its benchmark, with significant weightings in intermediate and longer-term bonds. The Fund will likely shorten its duration over the course of the next year. Although the tax-exempt yield curve did flatten during the period, it remains steep on a historical basis. We believe that credit spreads for bonds rated A and below remain attractive. Therefore, despite the strong returns provided by the Fund over the past year and the low level of absolute yields at present, we believe the Fund’s duration, credit quality, and industry weightings have it well-positioned for the current environment. As always, our strategy continues to emphasize

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

income, which we believe is the primary driver of return over the long run. Diversification remains a key factor in managing risk.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

10	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2012

	Sit Tax-Free Income Fund	Barclays 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]
One Year	13.41%	6.90%	14.27%
Five Years	3.63	5.65	4.63
Ten Years	3.78	4.88	4.99
Since Inception (9/29/88)	5.38	5.75	6.01

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION
Other Revenue	14.9%
Education/Student Loan	13.7%
Single Family Mortgage	12.9%
Multifamily Mortgage	12.1%
Hospital/Health Care	10.9%
Closed-End Mutual Funds	7.6%
Insured	6.4%
General Obligation	5.9%
Sectors less than 5%	11.8%
Cash & Other Net Assets	3.8%

Based on total net assets as of March 31, 2012. Subject to change.

PORTFOLIO SUMMARY
Net Asset Value 3/31/12:	$9.23 Per Share
Net Asset Value 3/31/11:	$8.52 Per Share
Total Net Assets:	$154.7 Million
30-day SEC Yield [3]:	4.70%
Tax Equivalent Yield [4]:	7.23%
12-month Distribution Rate [3]:	4.60%
Average Maturity:	16.4 Years
Effective Duration [5]:	6.2 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed tax rate of 35.0%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:
AAA	0.0%
AA	1.7
A	0.5
BBB	5.3
BB	8.8
<BB	5.8

Total	22.1%

MARCH 31, 2012	11

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 88.6%

Alabama - 0.5%
270,000	Fairfield Warrants G.O. (NATL-RE Insured)	5.15	6/1/22	270,008
500,000	Pell City Special Care Facs. Finance Rev.	5.00	12/1/39	506,470

				776,478

Alaska - 0.8%
500,000	AK Hsg. Finance Corp. Mtg. Rev. (GO of Corp. Insured)	4.50	12/1/35	504,820
250,000	AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home)	5.50	12/1/12	132,488
500,000	Koyukuk Health Facility Rev. (Tanana Chief’s Conf. Health Care)	7.00	10/1/23	523,710

				1,161,018

Arizona - 3.2%
250,000	AZ Health Facs. Auth. Rev. (Beatitudes Campus Proj.)	5.10	10/1/22	223,832
1,008,166	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	978,616
250,000	Festival Ranch Community Facs. District G.O.	6.25	7/15/24	266,425
225,000	Flagstaff Industrial Dev. Auth. Rev. (Sr. Living Community Proj.)	5.50	7/1/22	216,288
300,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.70	7/1/21	300,354
495,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	5.00	7/1/26	428,284
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.75	7/1/31	250,015
420,000	Pima Co. Industrial Dev. Auth. Education Rev. (Choice Education & Dev. Corp. Proj.)	6.00	6/1/16	429,572
500,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	502,770
400,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	382,748
500,000	Quail Creek Community Facs. District G.O.	5.15	7/15/16	506,990
500,000	Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	9.75	5/1/25	499,990

				4,985,884

Arkansas - 0.3%
460,000	Rogers Rev. (Sales & Use Tax)	4.13	11/1/31	478,285

California - 12.8%
250,000	Abag Finance Authority for Nonprofit Corps. Rev. (Jackson Lab)	5.75	7/1/37	262,888
350,000	Acalanes Union High School District G.O. [6]	3.02	8/1/39	197,036
500,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	480,870
250,000	Alameda Corridor Transportation Auth. Rev. Capital Appreciation (AMBAC Insured) [6]	6.71	10/1/24	245,040
250,000	Alameda Corridor Transportation Auth. Rev. Sr. Lien (NATL-RE Insured)	5.25	10/1/21	250,212
400,000	Brea Redevelopment Agency Capital Appreciation Tax Allocation [6]	7.03	8/1/29	131,780
315,000	CA Co. Tobacco Securitization Agy. Rev. (Golden Gate Tobacco Proj.)	4.50	6/1/21	286,379
500,000	CA Co. Tobacco Securitization Agy. Rev. (Golden Gate Tobacco Proj.)	5.00	6/1/36	384,655
350,000	CA Community Hsg. Fin. Agy. Lease Rev. Pass Thru Obligation [2,5]	4.85	11/1/12	174,982
600,000	CA Finance Auth. Education Rev. (American Heritage Education Foundation Proj.)	5.25	6/1/26	556,860
350,000	CA Finance Auth. Rev. (Emerson College Proj.)	5.75	1/1/33	386,530
250,000	CA Finance Auth. Rev. (Kern Regional Center Proj.) [9]	6.88	5/1/25	280,900
350,000	CA Finance Auth. Rev. (Literacy First Proj.)	5.50	9/1/22	350,217
495,000	CA Govt. Finance Auth. Lease Rev. (Placer Co. Transportation Proj.)	6.00	12/1/28	505,979
285,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.20	8/1/28	287,505
230,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.50	8/1/38	230,892
500,000	CA Infrastructure & Economic Dev. Bank Rev.	6.00	2/1/30	549,050
500,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	436,620
60,000	CA State Department of Veterans Affairs Single Family Mtg. Rev.	5.20	12/1/28	60,008
250,000	CA Statewide Communities Dev. Auth. Multifamily Rev. (Bel Mar Apts. Proj.)(FNMA Collateral)	4.70	7/15/32	262,228
300,000	CA Statewide Communities Dev. Auth. Rev.	6.75	7/1/31	317,838
250,000	CA Statewide Communities Dev. Auth. Rev. (Kaiser Permanente Proj.)	5.50	11/1/32	254,832
245,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Huntington Beach Solar Proj.)	6.00	1/1/21	256,740

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Irvine School District)	5.25	1/1/16	505,040
400,000	Carlsbad Unified School District G.O. Capital Appreciation [6]	6.13	8/1/31	276,376
1,000,000	Colton Joint Unified School District G.O. (AGM Insured) [6]	5.80	8/1/35	632,860
250,000	Eden Township Hospital District C.O.P.	6.00	6/1/25	267,252
500,000	Encinitas Union School District G.O. Capital Appreciation [6]	6.75	8/1/35	330,480
1,000,000	Glendale Unified School District G.O. Capital Appreciation [6]	6.22	9/1/27	428,140
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	323,125
500,000	Hawthorne School District C.O.P. (AGM Insured) [6]	6.00	12/1/29	466,730
300,000	Hayward Unified School District G.O (AGM-CR Insured)	5.00	8/1/26	315,858
250,000	Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	0.97	8/1/40	234,610
215,000	Lindsay-Strathmore Irrigation District C.O.P. [9]	4.50	8/1/30	222,392
560,000	Manteca Unified School District Capital Appreciation C.O.P. (NATL-RE Insured) [6]	7.55	9/15/25	262,360
250,000	Marina Coast Water District Rev.	5.00	6/1/20	278,275
250,000	Martinez Unified School District G.O. [6]	6.13	8/1/35	245,170
500,000	Northern CA Gas Auth. No. 1 Rev. [1]	1.11	7/1/27	369,210
1,000,000	Oak Grove School District G.O. [6]	6.96	6/1/41	144,490
2,100,000	Pittsburg CA Unified School District Rev. Capital Appreciation (AGM GO of District Insured) [6]	7.12	9/1/29	695,142
500,000	Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.25	10/1/28	429,600
600,000	Redondo Beach School District G.O. [6]	6.38	8/1/34	525,678
500,000	Richmond Community Redev. Agy. Tax Allocation	6.00	9/1/30	538,980
250,000	Richmond Joint Powers Fin. Auth. Rev. (Point Potrero)	6.25	7/1/24	276,325
1,000,000	Robla School District G.O. (AGM Insured) [6]	6.51	8/1/36	254,080
500,000	Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	0.90	6/1/39	306,735
1,000,000	San Bernardino City Unified School District G.O. Capital Appreciation (NATL-RE Insured) [6]	4.72	8/1/29	383,730
250,000	San Joaquin Hills Toll Road Rev. Ref. (NATL-RE Insured)	5.25	1/15/30	226,598
250,000	South Bayside Waste Management Auth. Rev. (Shoreway Environmental)	6.25	9/1/29	275,505
350,000	Southwest Community Finance Auth. Rev. (Riverside Co. Proj.) [9]	6.00	5/1/24	393,498
350,000	Sulphur Springs Union School District C.O.P. Capital Appreciation (AGM Insured) [6]	1.31	12/1/37	318,304
755,000	Sutter Union High School District G.O. Capital Appreciation [6]	7.25	8/1/33	201,706
600,000	Tracy Joint Unified School District G.O. Capital Appreciation [6]	3.07	8/1/41	262,686
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.05	8/1/28	357,800
400,000	Upland C.O.P. (San Antonio Community Hospital Proj.)	6.38	1/1/32	457,780
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	311,275
550,000	Vernon Electric System Rev.	5.13	8/1/33	549,604
300,000	West Contra Costa Healthcare District C.O.P.	6.00	7/1/32	328,023
500,000	Westminster School District G.O. [6]	5.37	8/1/24	289,505

				19,834,963

Colorado - 2.3%
250,000	CO Education & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	255,105
500,000	CO Education & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	513,815
400,000	CO Hsg. Finance Auth. Single Family Mtg. Rev.	5.50	11/1/29	414,676
625,000	CO Hsg. Finance Auth. Single Family Mtg. Rev. (FHA Insured)	5.00	11/1/34	627,900
955,000	Denver Health & Hospital Auth. Healthcare Rev. [1]	1.43	12/1/33	671,231
557,749	Lyons Rev. (Longmont Humane Society Proj.)	4.75	11/30/16	551,815
500,000	Regional Transportation District Private Activity Rev. (Denver Trans. Partners)	6.00	1/15/34	533,905

				3,568,447

Connecticut - 1.1%
300,000	CT Hsg. Finance Auth. Rev.	5.15	11/15/34	312,612
500,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.75	11/15/35	518,090
425,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.90	11/15/36	444,843

See accompanying notes to financial statements.
MARCH 31, 2012	13

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

310,000	Hamden Facs. Rev. (Whitney Center Proj.)	6.13	1/1/14	310,288
300,000	Mashantucket Western Pequot Tribe Sub. Special Rev. [2,4,5]	5.75	9/1/18	117,741

				1,703,574

Delaware - 0.2%
410,000	Millsboro Special Obligation Rev. (Plantation Lakes Dev. District)	5.45	7/1/36	318,554

Florida - 7.3%
375,000	Alachua County Health Facs. Auth. Rev. (Terraces Bonita Springs District)	7.13	11/15/16	374,738
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	489,580
335,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) [2,5]	4.75	6/1/13	190,950
1,000,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) [2,5]	5.88	6/1/38	570,000
415,000	Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	6.25	10/1/39	456,977
400,000	Connerton West Community Dev. District Cap. Improvement Special Assessment Rev. (Pasco Co.) [2,5]	5.13	5/1/16	140,000
100,000	Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. [2,5]	5.75	5/1/13	52,503
150,000	FL Hsg. Finance Corp. (FHLMC Collateralized)	5.05	1/1/27	162,108
250,000	FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	5.00	7/1/26	273,290
330,000	FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	5.00	7/1/39	341,329
250,000	FL Mid-Bay Bridge Authority [6]	6.95	10/1/21	128,120
25,000	Forest Creek Community Dev. District Capital Improvement Special Assessment Rev. [2,5]	7.00	11/1/13	24,506
135,000	Gramercy Farms Community Dev. District Special Assessment [2,5]	5.10	5/1/14	1
535,000	Gramercy Farms Community Dev. District Special Assessment [6]	3.24	5/1/39	71,685
500,000	Highlands Co. Health Facs. Auth. Rev. (Adventist Health) [1]	5.00	11/15/31	521,325
400,000	Jacksonville Economic Dev. Commission Health Care Facs. Rev. Ref.	6.00	9/1/17	430,944
500,000	Lake Ashton Community Dev. District Cap. Improvement Special Assessment Rev. [2,5]	5.00	11/1/11	170,870
500,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Lakewood Center)	7.40	5/1/30	532,415
1,000,000	Lee Co. Industrial Dev. Auth. Health Care Facs. Rev. (Lee Charter Foundation)	5.25	6/15/27	940,020
250,000	Lee Co. Industrial Dev. Auth. Health Care Facs. Rev. (Shell Point Alliance)	6.13	11/15/26	260,778
250,000	Lexington Oaks Community Dev. District Special Assessment Rev.	5.65	5/1/33	258,532
250,000	Magnolia Creek Community Dev. District Rev. [2,5]	5.60	5/1/14	100,035
500,000	Martin County Health Facs. Auth. Rev. (Martin Memorial Medical Center)	5.50	11/15/32	529,465
265,000	Miami-Dade Co. Special Obligation (NATL-RE Insured) [6]	5.44	10/1/33	75,112
230,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [2,5]	5.00	5/1/13	2
135,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	1.96	5/1/15	115,611
275,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	1.85	5/1/18	125,169
140,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	0.40	5/1/38	87,791
350,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	0.80	5/1/38	139,486
265,000	Pinellas Co. Educational Facilities Auth. Rev.	6.13	9/15/21	274,903
750,000	Sarasota Co. Health Facs. Auth. Retirement Rev. Ref. (Village on the Isle)	5.50	1/1/27	767,355
500,000	Seminole Tribe Special Obligation Rev. [4]	5.50	10/1/24	516,995
250,000	Seven Oaks Community Dev. District Special Assessment Rev.	5.50	5/1/33	253,465
600,000	Tallahassee Health Facs. Rev. (Memorial Health Care Proj.)	6.38	12/1/30	600,708
650,000	Tolomato Community Dev. District Special Assessment [2,5]	6.38	5/1/17	278,148
500,000	Viera East Community Dev. District Special Assessment Rev. Ref.	5.00	5/1/26	476,160
650,000	Waters Edge Community Dev. District Cap. Improvement Special Assessment Rev. [2,5]	5.00	11/1/12	286,676
50,000	West Villages Improvement District Special Assessment Rev. (Unit of Dev. No. 3) [2,5]	5.50	5/1/37	22,342
450,000	Zephyr Ridge Community Dev. District Special Assessment Rev. [2,5]	5.25	5/1/13	179,118

				11,219,212

Georgia - 2.2%
375,000	Alpharetta Development Authority Rev. (Fulton Science Academy Proj.)	6.25	7/1/31	366,349
250,000	Atlanta Water and Wastewater Rev. (NATL-RE Insured)	5.00	11/1/39	250,298
1,320,000	East Point Tax Allocation	8.00	2/1/26	1,326,455

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

300,000	GA State Environmental Loan Acquisition Corp. Rev.	5.13	2/15/31	327,804
750,000	GA State Environmental Loan Acquisition Corp. Rev.	5.13	3/15/31	829,568
250,000	Private Colleges & Universities Auth. Rev. (Mercer University)	5.00	10/1/32	251,692

				3,352,166

Guam - 0.2%
435,000	Northern Mariana Islands Commonwealth G.O.	5.00	10/1/22	380,703

Hawaii - 0.2%
350,000	HI State Dept. of Budget & Fin. Rev. (Kahala Nui Proj.)	8.00	11/15/33	364,847

Idaho - 0.4%
570,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Compass Public Charter School Proj.)	5.50	7/1/30	537,385

Illinois - 6.4%
375,000	Chicago Board of Education G.O.	5.50	12/1/39	418,762
250,000	Cook County School District No. 122 Ridgeland G.O. Ref.	4.00	12/1/27	250,428
1,000,000	Dekalb, Kane & Lasalle Counties Comm. College Dist. No. 523 G.O. Capital Appreciation [6]	6.58	2/1/30	371,040
500,000	Harvey Ref. & Improvement G.O.	5.50	12/1/27	449,900
265,000	IL C.O.P. (NATL-RE Insured)	5.80	7/1/17	265,252
250,000	IL Fin. Auth. Rev.	6.00	10/1/24	270,102
250,000	IL Fin. Auth. Rev. (Noble Network Charter Schools) (ACA Insured)	5.00	9/1/27	211,862
395,000	IL Fin. Auth. Rev. (TEMPS-50-The Admiral at the Lake Proj.)	6.00	5/15/17	395,055
250,000	IL Fin. Auth. Rev. (UNO Charter School Network)	6.88	10/1/31	266,172
1,000,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	561,140
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) [2,4,5]	6.13	10/1/27	50,385
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) [2,4,5]	6.25	10/1/37	50,390
160,000	IL Health Facs. Auth. Rev. (Ingalls Health System Proj.) (NATL-RE Insured)	6.25	5/15/14	160,525
315,000	IL Housing Dev. Auth. (AMBAC GO of Authority Insured)	4.50	7/1/47	290,515
250,000	Lake Co. Community Consolidated School District No. 50 Woodland G.O.	5.63	1/1/26	292,720
115,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	6.38	1/1/15	81,854
1,925,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	5.25	1/1/36	1,257,910
550,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.) (ACA Insured)	5.50	1/1/25	362,412
250,000	Macon County School District No. 61 Decatur G.O. (AGM Insured)	5.25	1/1/37	271,140
1,945,000	Malta Tax Allocation Rev.	5.75	12/30/25	1,181,219
818,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) [2,5]	5.75	3/1/22	224,950
310,000	Northern Illinios University Rev. (Auxiliary Facs.) (AGM Insured)	5.50	4/1/26	340,420
500,000	Railsplitter Tobacco Settlement Auth. Rev.	6.25	6/1/24	559,055
420,000	Southwestern IL Dev. Auth. Rev. (Village of Sauget Proj.)	5.63	11/1/26	314,324
620,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	629,678
280,000	St. Clair Co. Township High School District No. 203 O’Fallon G.O. (AMBAC Insured)	5.75	12/1/26	305,850

				9,833,060

Indiana - 2.2%
300,000	Damon Run Conservancy Dist. G.O. (St Intercept Insured)	6.10	7/1/25	323,244
370,000	East Chicago Redev. Commission Tax Allocation (Harborside Redev. Proj.)	5.50	1/15/16	370,403
100,000	Elkhart Co. Hospital Auth. Rev. (Elkhart General Hospital Proj.) (AMBAC-TCRS Insured)	5.25	8/15/28	100,053
400,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/25	414,500
250,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/30	257,275
525,000	IN Finance Auth. Educational Facs. Rev. (Marian University Proj.)	6.50	9/15/30	561,703
300,000	IN Finance Auth. Rev. (BHI Senior Living)	5.50	11/15/26	320,382
295,000	IN Finance Auth. Rev. (Parkview Health System)	5.75	5/1/31	324,279
350,000	IN Health & Educational Fac. Fin. Auth. Rev. (Schneck Memorial Hospital Proj.)	5.25	2/15/30	358,718

See accompanying notes to financial statements.
MARCH 31, 2012	15

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

305,000	IN Health Facs. Fin. Auth. Hospital Rev. (Community Hospital of Anderson Proj.)	6.00	1/1/23	305,540
347,064	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.25	2/15/28	49,595

				3,385,692

Iowa - 1.1%
410,000	IA Finance Auth. Sr. Hsg. Rev. Ref. (Walnut Ridge Proj.)	5.00	12/1/14	361,333
500,000	IA Student Loan Liquidity Corp. Rev.	5.25	12/1/24	517,025
250,000	IA Student Loan Liquidity Corp. Rev.	5.80	12/1/31	264,712
225,000	Mason City Community School District Rev.	5.00	7/1/29	234,994
250,000	Waterloo Community School District Rev.	5.00	7/1/29	261,900

				1,639,964

Kansas - 0.3%
500,000	Wyandotte Co./Kansas City Board of Public Utility Rev. (Office Building Complex) (NATL-RE Insured)	5.00	5/1/21	501,590

Kentucky - 0.3%
425,000	Pikeville Hospital Rev. Ref. (Pikeville Medical Center)	6.50	3/1/41	487,199

Louisiana - 2.9%
229,527	Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev.	5.00	11/1/40	236,631
955,000	Jefferson Parish Finance Auth. Single Family Mtg. Rev.	5.00	6/1/38	1,009,273
175,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program)	6.00	12/1/28	187,185
1,370,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program)	5.70	12/1/38	1,431,924
400,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Securities Program)	4.60	6/1/29	422,024
250,000	LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	6.50	5/1/31	274,612
750,000	LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	1.04	2/15/36	655,875
205,000	LA University & Agricultural & Mechanical College Rev. (Health Sciences Center Proj.) (NATL-RE Insured)	6.20	5/1/20	205,826
103,000	Lafayette Public Finance Auth. Single Family Mortgage-Backed Rev.	5.35	1/1/41	104,838

				4,528,188

Maine - 0.6%
355,000	ME Education Auth. Student Loan Rev. (Assured Guaranty)	5.63	12/1/27	389,517
500,000	ME Health & Higher Educational Facs. Auth. Rev. (ME General Medical Center)	7.50	7/1/32	575,225

				964,742

Maryland - 0.7%
235,000	MD Community Dev. Administration Rev.	5.13	9/1/30	253,565
575,000	MD Health & Higher Educational Facs. Auth. Rev. (Adventist Healthcare)	6.25	1/1/31	647,392
500,000	Montgomery County Housing Opportunites Commission Single Family Mtg. Rev. [6]	5.62	7/1/28	202,360

				1,103,317

Massachusetts - 1.9%
350,000	MA Dev. Fin. Agy. Rev. (Foxborough Regional Charter School)	6.38	7/1/30	380,334
70,000	MA Development Finance Agency Facs. Rev.	6.25	6/1/14	70,000
430,000	MA Education Finance Auth. Education Rev.	5.15	1/1/26	471,667
240,000	MA Education Finance Auth. Education Rev.	5.25	1/1/28	258,984
250,000	MA Health & Educational Facilities Auth. Rev.	6.00	7/1/22	252,888
400,000	MA Housing Finance Agy. Rev.	4.05	12/1/32	400,936
250,000	MA Housing Finance Agy. Rev.	4.75	6/1/35	257,100
500,000	MA Housing Finance Agy. Rev.	5.40	12/1/37	526,725
250,000	MA Housing Finance Agy. Rev. (FHA Insured)	5.30	12/1/38	264,932

				2,883,566

Michigan - 2.7%
335,000	Advanced Technology Academy Rev.	6.00	11/1/28	320,089

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	Detroit City School Dist. G.O. (School Building & Site Improvement) (FGIC-Q SBLF Insured)	5.00	5/1/28	525,390
250,000	MI Finance Auth. Ltd. Obligation Rev. (Public School Academy-University Learning Proj.)	6.25	11/1/20	259,562
250,000	MI Hospital Finance Auth. Rev. (Mid-Michigan Obligation Group Proj.)	6.13	6/1/34	278,365
250,000	MI Hospital Finance Auth. Rev. (Oakwood Obligation Group)	5.75	4/1/32	254,332
850,000	MI Hospital Finance Auth. Rev. Ref. (Presbyterian Village)	5.25	11/15/25	784,839
250,000	MI Hsg. Dev. Auth. (GO of Authority Insured)	4.63	10/1/41	250,100
500,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Nataki Talibah Proj.) (Q-SBLF Insured)	6.25	10/1/23	462,900
560,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	505,254
345,000	MI Tobacco Settlement Finance Auth. Sr. Rev.	5.13	6/1/22	292,857
300,000	Oakland County Economic Development Corp. Rev. (Roman Catholic Archdiocese Proj.)	6.50	12/1/20	301,938

				4,235,626

Minnesota - 2.2%
2,001,992	Intermediate School District 287 Lease Rev.	5.30	11/1/32	2,062,191
500,000	Minneapolis Mulitfamily Hsg. Rev. (Riverside Plaza)	6.00	11/1/13	496,715
300,000	MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program)(GNMA/FNMA Collateralized)	4.40	7/1/32	300,726
570,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	595,086

				3,454,718

Mississippi - 0.5%
300,000	MS Development Bank Rev. (Magnolia Reg. Health Center Proj.)	6.50	10/1/31	338,064
155,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.60	6/1/38	164,280
240,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	6.75	6/1/39	256,706

				759,050

Missouri - 1.9%
500,000	Chillicothe Tax Increment Rev. (South U.S. 65 Proj.)	5.63	4/1/27	462,980
480,000	Community Memorial Hospital District Rev.	6.68	12/1/34	519,778
250,000	Independence 39th St. Transportation District Rev. Ref. & Improvement	6.88	9/1/32	252,882
500,000	Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	5.45	9/1/23	517,020
500,000	Kirkwood Industrial Dev. Auth. Retirement Community Rev. (Aberdeen Heights)	7.00	11/15/15	500,905
750,000	Lakeside 370 Levee District Improvement Special Tax	7.00	4/1/28	596,288
500,000	Moberly Industrial Dev. Auth. (Annual Appropriation Proj.) 2, [5]	6.00	9/1/24	150,000

				2,999,853

Montana - 0.8%
175,000	MT Board of Housing Single Family Rev. (GO of BRD Insured)	4.70	12/1/26	187,467
245,000	MT Board of Housing Single Family Rev. (GO of BRD Insured)	4.85	6/1/28	263,762
716,885	MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	5.08	4/1/21	769,612

				1,220,841

Nebraska - 0.5%
410,000	Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5]	5.13	7/1/12	246,000
500,000	NE Investment Fin. Auth. Single Family Hsg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.90	9/1/36	559,285

				805,285

Nevada - 2.4%
250,000	Clark Co. Economic Dev. Rev. (Alexander Dawson School Proj.)	5.38	5/15/33	253,430
415,000	Clark Co. Improvement Special Assessment (Summerlin Proj.)	4.85	2/1/17	408,588
600,000	Las Vegas Paiute Tribe Rev. (ACA Insured)	6.63	11/1/17	488,340
750,000	Las Vegas Redev. Agy. Tax Allocation Rev.	7.50	6/15/23	805,890
425,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	5.10	10/1/40	442,918
500,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 1 Proj.)	5.00	1/15/22	508,875
460,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 2 Proj.)	6.40	6/1/20	480,879

See accompanying notes to financial statements.
MARCH 31, 2012	17

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

250,000	Sparks Tourism Improvement District No. 1 Sr. Sales Tax Rev. [4]	6.50	6/15/20	250,980

				3,639,900

New Hampshire - 0.8%
890,000	Manchester Hsg. & Redev. Auth. Rev. (ACA Insured)	6.75	1/1/15	860,514
400,000	NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hosipital)	6.00	1/1/34	444,204

				1,304,718

New Jersey - 1.7%
250,000	NJ Economic Dev. Auth. Rev. Ref. (Harrogate Inc.)	5.75	12/1/16	249,972
425,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	6/1/27	438,205
250,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	12/1/28	265,328
100,000	NJ Higher Education Assistance Auth. Student Loan Rev.	4.75	12/1/29	101,429
780,000	NJ Hsg. & Mtg. Finance Agy. Rev.	5.05	10/1/39	809,601
400,000	NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	4.50	10/1/30	412,804
275,000	NJ Transportation Trust Fund Authority	5.25	6/15/36	304,147

				2,581,486

New Mexico - 1.1%
430,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.80	9/1/29	451,040
400,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.35	9/1/30	429,796
830,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.25	9/1/34	879,792

				1,760,628

New York - 1.6%
250,000	Albany Capital Resource Corp. Rev. (The College of Saint Rose)	5.63	7/1/31	264,288
250,000	Chautauqua County Capital Resource Corp. Rev. (Women’s Christian Assn. Proj.)	6.75	11/15/16	267,475
250,000	New York City Housing Development Corp. Multifamily Mtg. Rev.	4.60	11/1/36	255,018
500,000	NY Mortgage Agency Rev.	4.13	10/1/40	500,780
500,000	NY Mortgage Agency Rev.	4.75	10/1/42	509,170
400,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	4.88	11/1/42	411,560
300,000	Onondaga Civic Development Corp. Rev. (Upstate Properties Dev. Inc. Proj.)	5.25	12/1/41	316,743

				2,525,034

North Dakota - 0.3%
410,000	North Dakota Hsg. Fin. Agy. Rev. (GO of Agency Insured)	4.75	7/1/30	436,154

Ohio - 2.0%
425,000	Buckeye Tobacco Settlement Finance Auth. Asset-Backed Sr. Rev.	5.13	6/1/24	338,351
250,000	Butler Co. Hospital Facs. Rev. (Kettering Health Network)	6.38	4/1/36	291,230
730,000	Cleveland-Cuyahoga Co. Port Auth. Dev. Rev. (St. Clarence Proj.)	6.00	5/1/21	693,682
711,800	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	764,174
250,000	Lucas Co. Health Facs. Rev. (Sunset Retirement Communities)	5.00	8/15/21	258,090
550,000	Lucas Co. Hospital Rev. (Promedica Health Care Proj.)	6.50	11/15/37	664,301
135,000	OH Hsg. Finance Agy. Residential Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.45	9/1/33	141,340

				3,151,168

Oklahoma - 0.6%
500,000	Citizen Potawatomi Nation Sr. Obligation Tax Rev.	6.50	9/1/16	488,050
400,000	Fort Sill Apache Tribe Economic Dev. Auth.	8.50	8/25/26	411,660

				899,710

Oregon - 0.5%
430,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	411,759

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

300,000	Western Generation Agy. Rev. (Wauna Cogeneration)	5.00	1/1/21	287,274

				699,033

Pennsylvania - 4.0%
245,000	Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	5.90	8/15/26	249,187
250,000	Berks Co. Municipal Auth. Rev. (Health Care-Pooled Financing Proj.)	5.00	3/1/28	250,238
485,000	Butler Co. General Authority Rev. (School District Proj.) (AGM GO of District) [1]	1.09	10/1/34	305,371
250,000	Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	5.50	12/1/31	285,632
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	257,778
600,000	Geisinger Auth. Health System Rev. (Geisinger Health System Proj.) [1]	1.14	5/1/37	399,978
250,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.36	8/15/42	153,498
500,000	Luzerne Co. G.O. (FSA Insured)	7.00	11/1/26	586,505
500,000	PA Housing Finance Agy. Single Family Mtg. Rev.	4.85	10/1/37	512,095
300,000	PA Hsg. Finance Agy. Rev.	5.00	10/1/25	323,688
500,000	PA Hsg. Finance Agy. Rev. (GO of Agency Insured)	4.63	10/1/29	517,995
500,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/28	526,085
240,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/39	246,398
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.13	12/1/35	437,135
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.73	12/1/38	438,535
500,000	PA Turnpike Commission Rev. Capital Appreciation (AGM Insured) [6]	6.25	6/1/33	478,340
160,000	Philadelphia Hospital & Higher Education Facs. Auth. Hospital Rev. (Temple Univ. Hospital)	6.63	11/15/23	160,067

				6,128,525

Puerto Rico - 2.7%
500,000	Puerto Rico Electric Power Auth. Rev. [1]	1.07	7/1/25	388,820
450,000	Puerto Rico Public Finance Corp. Commonwealth Appropriation Rev. [9]	5.50	8/1/31	464,895
1,775,000	Puerto Rico Public Improvement G.O.	5.50	7/1/39	1,799,832
250,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.50	7/1/27	273,685
350,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.00	7/1/35	356,156
300,000	Puerto Rico Sales Tax Financing Corp. Rev.	6.00	8/1/39	341,703
250,000	Puerto Rico Sales Tax Financing Corp. Rev.	5.25	8/1/40	270,690
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [1]	1.30	8/1/57	286,090

				4,181,871

Rhode Island - 0.4%
500,000	RI Student Loan Auth. Sr. Rev.	5.75	12/1/27	539,855

South Carolina - 0.4%
410,000	SC Education Assistance Auth. Student Loan Rev.	5.10	10/1/29	442,566
76,190	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.) [6]	0.04	11/15/47	379
177,778	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.)	6.00	11/15/47	124,244

				567,189

Tennessee - 0.8%
495,000	Metro Govt. Nashville & Davidson Co. Health & Education Facs. Rev. (Prestige Proj.) 2, [5]	7.50	12/20/40	287,590
1,850,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.35	1/1/19	224,904
7,875,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.55	1/1/29	786,082
1,630,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	6.00	1/1/29	16
1,000,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (Eastwood Park Apts. Proj.) 2, [5]	6.40	9/1/25	4,950
405,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (Eastwood Park Apts. Proj.) 2, [5]	7.50	9/1/25	4

				1,303,546

Texas - 7.1%
1,000,000	Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	7.00	8/15/28	1,024,670

See accompanying notes to financial statements.
MARCH 31, 2012	19

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
250,000	Austin Convention Enterprises, Inc. Rev.	5.25	1/1/16	259,538
65,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dublin Kingswood & Waterford Apts.)	7.50	12/1/14	61,390
250,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dymaxion & Marbach Park Apts. Proj.) (NATL-RE Insured)	6.10	8/1/30	240,048
540,000	Bexar Co. Hsg. Fin. Corp. Rev. (Honey Creek Apartments Proj.) 2, [5]	8.00	4/1/30	237,616
440,000	Bexar Co. Hsg. Fin. Corp. Rev. (Waterford Proj.)	6.50	12/1/21	409,776
1,864,000	Dallas Hsg. Finance Corp. Multifamily Mtg. Rev. (Towne Center Apts.) (GNMA Collateralized)	6.75	10/20/32	1,886,051
174,746	El Paso Hsg. Finance Corp. Single Family Mtg. Rev. (GNMA Collateralized)	6.18	4/1/33	181,596
1,465,450	Galveston Co. Municipal Utility	6.01	2/27/13	1,172,360
625,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.) [4]	6.75	8/15/21	674,538
240,000	Houston Hotel Occupancy Rev. Ref.	5.25	9/1/29	254,443
360,000	La Vernia Higher Education Finance Corp. Rev. (Friends Life Proj.)	6.00	2/15/18	362,812
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Mirador Proj.)	7.75	11/15/19	259,485
460,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Sr. Living Center Proj.)	6.50	11/15/14	460,143
550,000	Travis Co. Health Facs. Dev. Corp. Rev. (First Mortgage - Longhorn Village Proj.)	5.50	1/1/17	539,160
500,000	Travis Co. Health Facs. Dev. Corp. Rev. (First Mortgage - Longhorn Village Proj.)	6.00	1/1/22	497,035
250,000	Travis Co. Health Facs. Dev. Corp. Rev. (Westminster Manor)	6.25	11/1/16	257,580
500,000	TX Municipal Gas Acquisition & Supply Corp. I Sr. Lien Rev. [1]	1.77	12/15/26	369,260
300,000	TX Municipal Gas Acquisition & Supply Corp. II Rev. [1]	1.19	9/15/27	230,418
750,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	899,842
250,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Cosmos Foundation, Inc.)	6.00	2/15/30	269,975
500,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Idea Public School) (ACA Insured)	5.00	8/15/30	503,720

				11,051,456

Utah - 1.4%
250,000	Provo Charter School Rev. (Freedom Academy Foundation)	5.50	6/15/37	207,132
857,000	UT Assoc. Municipal Power System Rev.	5.00	5/1/27	830,484
300,000	UT Hsg. Corp. Single Family Mtg. Rev.	5.75	1/1/33	324,828
500,000	UT Hsg. Corp. Single Family Mtg. Rev.	4.60	7/1/34	517,680
300,000	UT Infrastructure Agy. Rev. (AGM Insured)	5.50	10/15/30	337,680

				2,217,804

Virginia - 1.1%
500,000	Farms New Kent Community Dev. Auth. Special Assessment	5.13	3/1/36	306,025
275,000	Loudoun Co. Industrial Dev. Auth. Rev. (Falcons Landing)	6.00	8/1/28	277,580
250,000	VA Hsg. Dev. Auth. Rev. (GO of Authority Insured)	6.25	7/1/31	279,362
250,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	4.60	12/1/38	255,368
500,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	5.00	12/1/39	520,775

				1,639,110

Washington - 1.5%
500,000	Eastern WA University Hsg. & Dining Sys. Rev.	4.13	4/1/42	493,630
500,000	Grant Co. Public Hospital District No. [1]	5.25	9/1/13	501,035
480,000	Kalispel Tribe Indians Priority District Rev.	6.20	1/1/16	459,898
500,000	WA Health Care Facs. Auth. Rev. (Swedish Health Services Proj.)	6.50	11/15/27	544,755
300,000	WA Hsg. Finance Commission Single Family Mtg. Rev.	4.60	10/1/33	310,101

				2,309,419

Wisconsin - 1.7%
250,000	WI General Fund Rev. Appropriation Rev.	6.00	5/1/27	301,035
250,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	6.40	4/15/33	256,058
500,000	WI Health & Education Facs. Auth. Rev. (Beaver Dam Community Hospital, Inc.)	6.75	8/15/34	508,695
325,000	WI Health & Education Facs. Auth. Rev. (Mercy Health Sys. Corp. Proj.)(NATL-RE-IBC AMBAC Ins.)	5.50	8/15/25	325,302
200,000	WI Health & Education Facs. Auth. Rev. (Synergy Health, Inc. Proj.)	6.00	11/15/23	206,752

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)/ Quantity	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

250,000	WI Health & Education Facs. Auth. Rev. (Synergy Health, Inc. Proj.)	6.00	11/15/32	256,888
200,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	7.00	6/1/20	206,364
500,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	8.25	6/1/46	535,380

				2,596,474

Total Municipal Bonds (cost: $155,550,713)				137,017,287

Closed-End Mutual Funds - 7.6%
20,800	AllianceBernstein National Municipal Income Fund, Inc. (AFB)			308,048
45,400	BlackRock Long-Term Municipal Advantage Trust (BTA)			562,506
33,800	BlackRock MuniHoldings Florida Insured Fund (MFL)			493,142
54,500	BlackRock MuniYield Florida Fund (MYF)			838,210
73,100	BlackRock MuniYield Insured Fund (MYI)			1,038,751
23,700	BlackRock MuniYield Michigan Insured Fund (MIY)			349,575
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)			317,630
208,600	DWS Municipal Income Trust (KTF)			2,882,852
12,390	Eaton Vance National Municipal Income Trust (FEV)			168,876
31,200	Invesco PA Value Muni Income Trust (VPV)			454,584
7,900	Invesco Quality Muni (IQT)			110,521
43,300	Invesco Van Kampen Advantage Muni Income Trust (VKI)			560,735
32,389	Invesco Van Kampen Trust for Investment Grade Municipals (VGM)			490,693
25,923	Managed Duration Investment Grade (MZF)			397,140
5,000	Nuveen Michigan Premium Income Municipal Fund (NMP)			74,050
21,500	Nuveen Premier Municipal Income Fund (NPF)			313,685
99,332	Nuveen Premium Income Fund (NPM)			1,489,980
77,011	Putnam Municipal Opportunities Trust (PMO)			966,488

Total Closed-End Mutual Funds (cost: $10,348,135)				11,817,466

Short-Term Securities - 4.4%
6,783,493	Dreyfus Tax-Exempt Cash Management Fund, 0.004%
Total Short-Term Securities (cost: $6,783,493)				6,783,493

Total Investments in Securities - 100.6% (cost: $172,682,341)				155,618,246
Other Assets and Liabilities, net - (0.6%)				(958,858)

Total Net Assets - 100.0%				$154,659,388

[1]	Variable rate security. Rate disclosed is as of March 31, 2012.
[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2012 was $4,620,356 and represented 3.0% of net assets.
[4]

144A Restricted Security. The total value of such securities as of March 31, 2012 was $2,647,153 and represented 1.7% of net assets. These securities been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2012 was $4,620,356 and represented 3.0% of net assets.
[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.
[9]

Municipal Lease Security. The total value of such securities as of March 31, 2012 was $1,361,685 and represented 0.9% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
MARCH 31, 2012	21

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit Tax-Free Income Fund (Continued)

A summary of the levels for the Fund’s investments as of March 31, 2012 is as follows (See Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Short-Term Securities	6,783,493	—	—	6,783,493
Closed-End Mutual Funds	11,817,466	—	—	11,817,466
Municipal Bonds	—	137,017,287	—	137,017,287
Total:	18,600,959	137,017,287	—	155,618,246

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2012	23

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a total return of +12.48% for the fiscal year ended March 31, 2012, compared with a total return of +6.90% for the Barclays 5-Year Municipal Bond Index. As of March 31, 2012, the Fund’s 30-day SEC yield was 3.96% and its 12-month distribution rate was 4.30%.

Tax-exempt municipal bond yields declined markedly during the fiscal year, resulting in historically strong returns for the asset class. The yield curve flattened as long-term bond yields declined substantially while intermediate and short yields decreased to a lesser extent. The fiscal situation in Minnesota improved during the year and employment in Minnesota continues to be stronger than the nation. The credit spread between high-grade Minnesota bonds and comparable national issues increased slightly during the year. Credit spreads between lower investment grade credits and high-grade municipal bonds decreased during the period.

The Fund’s outperformance during this period was due to several factors including duration, quality, and industry positioning. The Fund benefited from its longer duration versus the Index. From a quality perspective, the Fund maintained its average credit quality at A, and it benefited from its considerable exposure to A-rated bonds and below in addition to non-rated securities. All of the industry segments in the portfolio outperformed the benchmark return and produced double-digit total returns. The largest industry weightings as of March 31, 2012 were hospital/healthcare revenue, multi-family mortgage revenue, and single-family mortgage revenue.

The Fund maintains its duration longer than its benchmark, with significant weightings in intermediate and longer-term bonds. The Fund will likely shorten its duration over the course of the next year. Although the tax-exempt yield curve did flatten during the period, it remains steep on a historical basis. We believe that credit spreads for bonds rated A and below remain attractive. Therefore, despite the strong returns provided by the

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

Fund over the past year and the low level of absolute yields at present, we believe the Fund’s duration, credit quality, and industry weightings position it well for the current environment. As always, our strategy continues to emphasize income, which we believe is the primary driver of return over the long run.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

24	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2012

	Sit Minnesota Tax-Free Income Fund	Barclays 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]

One Year	12.48%	6.90%	12.01%
Five Years	4.95	5.65	4.86
Ten Years	4.91	4.88	4.91
Since Inception (12/1/93)	5.11	5.01	4.87

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Hospital/Health Care	17.8%
Single Family Mortgage	17.1%
Multifamily Mortgage	16.0%
Education/Student Loan	10.8%
Other Revenue	9.3%
Utility	5.4%
Sectors less than 5.0%	14.8%
Cash & Other Net Assets	8.8%

Based on total net assets as of March 31, 2012. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/12:	$10.42 Per Share
Net Asset Value 3/31/11:	$9.67 Per Share
Total Net Assets:	$343.8 Million
30-day SEC Yield [3]:	3.96%
Tax Equivalent Yield [4]:	6.61%
12-month Distribution Rate [3]:	4.30%
Average Maturity:	15.1 Years
Effective Duration [5]:	4.8 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed federal tax rate of 35.0% and a Minnesota tax rate of 7.85%, for an effective combined tax rate of 40.1%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	2.4
A	2.7
BBB	13.2
BB	11.8
<BB	0.5

Total	30.6%

MARCH 31, 2012	25

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit Minnesota Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 90.5%
Education/Student Loan - 10.8%
1,070,000	Brooklyn Park Lease Rev. (Prairie Seeds Academy Proj.)	8.00	3/1/20	1,181,708
2,500,000	Duluth Hsg. & Redev. Auth. Lease Rev. (Public Schools Academy)	5.00	11/1/21	2,506,825
6,706,672	Intermediate School District 287 Lease Rev.	5.30	11/1/32	6,908,341
545,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	5.13	1/1/16	416,167
875,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	6.25	1/1/21	638,374
910,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/14	935,926
600,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/22	619,002
160,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/23	164,269
1,000,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/37	1,011,870
1,813,199	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.49	10/1/16	1,852,291
250,000	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	5.13	3/1/36	257,115
1,751,958	MN Higher Education Fac. Auth. Rev. (College of St. Catherine)	4.75	4/26/27	1,781,987
750,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/32	861,218
1,000,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/40	1,121,520
750,000	MN Higher Education Fac. Auth. Rev. (Macalester College-Seven-I)	5.00	6/1/35	838,342
1,400,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.00	12/1/27	1,447,334
1,800,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	6.30	12/1/40	2,020,446
500,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College-H)	5.25	12/1/35	525,055
1,250,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	6.00	10/1/25	1,378,600
156,119	MN Higher Education Fac. Auth. Rev. Lease Rev. (Concordia Univ.)	5.25	4/25/14	158,217
2,500,000	MN Office of Higher Education Rev. (Suppl. Student Loan Prog.)	5.00	11/1/29	2,693,275
718,374	Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	4.98	4/25/27	594,397
440,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	5.75	5/1/16	449,918
830,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	6.00	5/1/26	810,694
215,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.65	12/1/13	219,446
1,650,000	Ramsey Lease Rev. (Pact Charter School Proj.)	6.50	12/1/22	1,693,296
250,000	St. Cloud Hsg. & Redev. Auth. Rev. (State University Foundation Proj.)	4.25	5/1/13	250,842
350,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	4.35	12/1/12	351,362
1,500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	5.00	12/1/18	1,520,970
605,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong Academy Proj.)	5.50	9/1/18	612,532
130,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (New Spirit Charter School Proj.)	6.50	12/1/12	131,815
600,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	5.70	9/1/21	624,354
500,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. (St. Paul Academy & Summit School)	5.00	10/1/24	545,870

				37,123,378

General Obligation - 2.7%
1,000,000	Bemidji Sales Tax G.O.	5.00	2/1/34	1,130,970
1,350,000	Bemidji Sales Tax G.O.	6.00	2/1/41	1,635,404
650,000	Dakota Co. Community Dev. Agy. Sr. Hsg. Facs. G.O.	5.00	1/1/26	709,742
495,000	Northern Mariana Islands Commonwealth G.O. [11]	5.00	10/1/22	433,214
1,500,000	Puerto Rico Public Improvement G.O. [11]	5.50	7/1/39	1,520,985
1,000,000	Puerto Rico Public Improvement G.O. [11]	5.75	7/1/36	1,036,930
1,000,000	Puerto Rico Public Improvement G.O. [11]	6.00	7/1/28	1,080,190
1,500,000	Puerto Rico Public Improvement G.O. [11]	6.50	7/1/40	1,702,980

				9,250,415

Hospital/Health Care - 17.8%
1,500,000	Bemidji Health Care Facs. Rev. (North Country Health Services Proj.) (Radian Insured)	5.00	9/1/24	1,504,590
290,000	Bemidji Health Care Facs. Rev. (North Country Health Services Proj.) (Radian Insured)	5.00	9/1/31	290,061
4,025,000	Breckenridge Rev. (Catholic Health Initiatives Proj.)	5.00	5/1/30	4,135,526

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

400,000	Carlton Health Care & Hsg. Fac. Rev. Ref. (Faith Care Center Proj.)	5.20	4/1/16	404,428
365,000	Cold Spring Health Care Facs. Rev. (Assumption Home, Inc. Proj.)	7.25	3/1/23	388,229
1,000,000	Cuyuna Range Hosp. Dist. Health Facs. Rev.	5.20	6/1/25	1,013,620
400,000	Detroit Lakes Hsg. & Health Facs. Rev. Ref. (CDL Homes Proj.)	2.14	8/1/34	400,400
1,500,000	Detroit Lakes Hsg. Rev. Ref. (Mankato Lutheran Proj.)	2.39	8/1/34	1,463,895
1,500,000	Douglas Co. Gross Health Care Facs. Rev. (Douglas Co. Hospital Proj.)	6.00	7/1/28	1,624,725
70,000	Duluth Economic Dev. Auth. Health Care Fac. Rev. (St. Luke’s Hospital Proj.)	6.00	6/15/12	70,144
892,375	Duluth Hsg. & Redev. Auth. Sr. Hsg. (Lakeshore Proj.)	4.00	8/20/24	887,806
240,000	Elk River Rev. (Care Choice Member Proj.)	5.60	8/1/13	240,089
1,925,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	5.00	4/1/25	1,951,642
135,000	Hastings Health Care Fac. Rev. (Augustana Home of Hastings Proj.)	5.40	11/1/12	134,999
970,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA Insured)	5.25	9/15/18	971,116
705,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA Insured)	5.30	9/15/28	704,958
780,000	Maple Grove Health Care Fac. Rev. (North Memorial Health Care Proj.)	5.00	9/1/29	784,836
1,200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/25	1,238,484
1,500,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/28	1,555,410
600,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Rev. (Health Partners)	5.88	12/1/29	617,856
255,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.00	6/1/15	255,056
270,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.10	6/1/16	270,057
1,470,000	Minneapolis Health Care Fac. Rev. (Jones-Harrison Residence Proj.)	5.40	10/1/25	1,426,973
995,000	Minneapolis Hsg. & Health Care Facs. Rev. Ref. (Providence Proj.)	5.50	10/1/14	1,019,965
200,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.50	6/1/27	188,216
500,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.75	1/1/19	500,195
530,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.80	1/1/24	530,069
180,000	Minneapolis Pooled Rev. (Care Choice Member Proj.)	5.75	4/1/19	175,306
1,330,000	MN Agricultural & Economic Dev. Board Rev. (Evangelical Lutheran Good Samaritan Society Proj.)	6.63	8/1/25	1,341,172
10,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/22	10,020
130,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/29	130,211
1,185,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.88	3/1/29	1,151,808
1,175,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.90	3/1/19	1,175,247
1,500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.88	7/1/30	1,585,650
1,270,000	Sartell Health Care & Hsg. Facs. Rev. (Foundation for Healthcare Proj.)	6.63	9/1/29	1,270,800
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	6.75	1/1/24	1,038,670
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	7.25	1/1/29	1,045,070
3,475,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.25	9/1/34	3,515,727
4,000,000	St. Cloud Health Care Rev. (CentraCare Health System)	5.00	5/1/25	4,143,600
2,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/29	2,172,700
350,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/20	361,714
500,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/21	515,010
4,200,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.25	5/15/36	4,280,808
1,365,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.20	5/15/13	1,368,972
2,120,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.25	5/15/18	2,123,986
2,421,009	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	2,319,230
50,000	St. Paul Hsg. & Redev. Auth. Rev. (Regions Hospital Proj.)	5.30	5/15/28	50,030
1,210,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. (Franciscan Health Community)	7.00	7/1/21	1,211,150
2,500,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/25	2,563,775
525,000	West St. Paul Health Care (Walker Thompson Hill)	6.75	9/1/31	546,992
1,300,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.00	9/1/25	1,319,409
1,250,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.50	9/1/34	1,267,812

				61,258,214

Industrial/Pollution Control - 2.0%
2,250,000	Moorhead Rev. (Amer. Crystal Sugar Co. Recovery Zone Fac.)	5.65	6/1/27	2,406,060

See accompanying notes to financial statements.

MARCH 31, 2012	27

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

505,000	Owatonna Industrial Dev. Rev. (Slidell, Inc. Proj.) [2,5,8]	7.38	5/1/17	176,750
1,980,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Ecullet Proj.)	6.25	11/1/15	2,080,762
2,000,000	Tobacco Securitization Auth. (Tobacco Settlement Proj.)	5.25	3/1/31	2,163,800

				6,827,372

Insured - 3.6%
500,000	Minneapolis & St. Paul Hsg. & Redev. Rev. (Children’s Hospital) (AGM Insured)	5.00	8/15/34	530,150
2,010,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. (NATL-RE FGIC Insured)	5.00	1/1/22	2,104,510
1,750,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. (NATL-RE FGIC Insured)	5.00	1/1/25	1,857,625
1,000,000	Minneapolis Health Care Facs. Rev. (Fairview Health Svcs.) (Assured Guaranty)	6.50	11/15/38	1,165,050
350,000	Plymouth Health Facs. Rev. (West Health Proj.) (AGM Insured)	6.13	6/1/24	350,784
1,000,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.13	7/1/30	1,000,350
1,000,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.25	7/1/20	1,122,540
1,000,000	Puerto Rico Public Improvement G.O. (Assured Guaranty) 1, [11]	4.18	7/1/20	946,950
1,000,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.) (Assured Guaranty)	5.50	5/1/39	1,079,370
1,910,000	St. Paul Hsg. & Redev. Sales Tax Rev. Ref. (Civic Center) (AGM Insured)	7.10	11/1/23	2,291,580

				12,448,909

Multifamily Mortgage - 16.0%
785,000	Anoka Co. Hsg. & Redev. Rev. (Recovery Zone Fac.-Park River Estates)	6.50	11/1/25	823,033
250,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	6/1/21	261,105
300,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	12/1/21	312,486
375,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	6/1/22	392,648
385,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	12/1/22	402,040
1,000,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	6.00	12/1/30	1,047,750
1,000,000	Cambridge Hsg. & Health Care Facs. Rev. (Grandview West Proj.)	6.00	10/1/28	999,940
980,000	Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	6.00	1/1/27	1,010,488
260,000	Chaska Multifamily Hsg. Rev. (West Suburban Hsg. Partners Proj.) [8]	5.38	9/1/14	257,813
500,000	Cloquet Hsg. Fac. Rev. Ref. (HADC Cloquet LLC Proj.)	5.50	8/1/25	475,030
250,000	Columbia Heights Multifamily & Health Care Fac. Rev. (Crest View Corp Proj.)	5.30	7/1/17	230,112
1,200,000	Coon Rapids Multifamily Hsg. Rev. Ref. (Margaret Place Apartments)	6.50	5/1/25	1,200,036
450,000	Coon Rapids Senior Hsg. Rev. Ref. (Epiphany Sr. Citizens Hsg. Corp. Proj.)	5.80	11/1/15	449,986
2,565,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	5.00	12/1/31	2,403,046
2,325,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	6.00	12/1/46	2,327,604
470,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.00	8/20/21	494,501
675,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.15	8/20/31	709,715
1,635,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.20	2/20/43	1,718,663
155,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.10	10/1/12	154,518
165,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.15	10/1/13	163,165
300,000	Fairmont Hsg. Fac. Rev. (Goldfinch Estates-GEAC Proj.)	5.75	10/1/17	299,928
290,000	Fairmont Hsg. Fac. Rev. (Goldfinch Estates-GEAC Proj.)	6.00	10/1/21	290,078
295,000	Fairmont Hsg. Fac. Rev. (Homestead-GEAC Proj.)	6.88	10/1/14	295,180
695,000	Golden Valley Rev. (Covenant Retirement Communities Proj.)	5.50	12/1/25	695,195
1,750,000	Golden Valley Rev. (Covenant Retirement Communities Proj.)	5.50	12/1/29	1,750,158
1,660,000	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place & Forest Park West Apartments Proj.)	5.30	10/1/29	1,646,919
245,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.50	10/1/33	239,267
1,400,000	Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	6.50	5/1/29	1,374,450
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	4.75	1/20/42	2,771,304
4,000,000	Minneapolis Mulitfamily Hsg. Rev. (Riverside Plaza)	6.00	11/1/13	3,973,720
695,000	Minneapolis Multifamily Hsg. Rev. (Blaisdell Apartments Proj.) [8]	5.10	4/1/17	677,187
295,000	Minneapolis Multifamily Hsg. Rev. (Garr Scott Loft Proj.) (LOC U.S. Bank) [8]	5.95	5/1/30	295,605
215,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.10	7/20/13	215,494

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

975,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.20	1/20/18	976,355
1,750,000	MN Hsg. Fin. Agy. Rental Hsg. [8]	5.10	8/1/47	1,764,490
85,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured) [8]	4.88	8/1/24	85,638
250,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.05	8/1/31	270,190
2,560,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.25	8/1/40	2,690,253
1,660,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.45	8/1/41	1,788,218
1,240,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.00	7/1/21	1,292,402
500,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.25	10/1/13	504,090
1,565,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.63	10/1/17	1,609,274
650,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.75	10/1/22	663,806
1,000,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	6.00	10/1/33	1,011,180
70,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.35	8/1/15	70,461
200,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.63	8/1/20	200,444
550,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.75	8/1/25	549,444
425,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	6.00	8/1/31	425,166
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	1,007,720
160,000	Oakdale Multifamily Sr. Hsg. Rev. Ref. (Oak Meadows Proj.)	5.00	4/1/12	160,002
420,000	Richfield Sr. Hsg. Rev. Ref. (Richfield Sr. Hsg., Inc. Proj.)	5.00	12/1/15	417,333
430,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.25	12/1/17	436,493
455,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.50	12/1/18	466,179
475,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.75	12/1/19	491,160
250,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.) (Gty. Agmt. Samaritan Bethany)	7.38	12/1/41	269,708
240,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	2/1/22	246,926
275,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	8/1/22	282,216
175,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	2/1/24	179,319
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	8/1/24	153,597
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.50	2/1/25	154,029
3,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	6.25	8/1/30	3,170,610
115,000	St. Paul Hsg. & Redev. Auth. Multifamily Ref. Rev. (Sun Cliffe Apts. Proj.) (GNMA Collat. FHA Insd.)	5.88	7/1/15	115,375
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Ref. Rev. Ref. (Series Center Proj.)	5.20	11/1/22	969,880
400,000	St. Paul Hsg. & Redev. Auth. Rev. (Rossy & Richard Schaller Proj.)	5.15	10/1/42	359,336
445,000	Stillwater Multifamily Hsg. Rev. (Orleans Homes LP Proj.) [8]	5.00	2/1/17	442,143
120,000	Victoria Sr. Hsg. Rev. (Chanhassen, Inc. Proj.)	5.50	8/1/18	118,980
695,000	Washington Co. Hsg. & Redev. Auth. Govt. Hsg. Rev. Ref. (Woodland Park Apartments Proj.) (CNTY Gty.)	4.70	10/1/26	698,496
395,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. (Copperleaf)	8.00	3/15/41	396,153
250,000	Woodbury Economic Dev. Auth. Sr. Hsg. Rev. (Summerhouse)	5.75	6/1/41	247,880

				55,043,110

Municipal Lease [9] - 2.7%
500,000	Anoka Co. Hsg. & Redev. Rev.	5.63	5/1/22	522,920
500,000	Anoka Co. Hsg. & Redev. Rev.	6.63	5/1/30	522,035
500,000	Anoka Co. Hsg. & Redev. Rev.	6.88	5/1/40	521,820
1,490,608	Carver Scott Co. Lease Purchase Agreement	5.00	8/4/20	1,508,630
27,000	Hennepin Co. Hsg. & Redev. Auth. Rev.	5.70	8/1/13	27,106
148,080	Intermediate School District 287 Lease Rev.	4.78	3/15/13	148,885
2,000,000	MN Hsg. Fin. Agy. Non-Profit Hsg. Rev. (St. Appropriation)	5.00	8/1/31	2,173,940
500,000	Puerto Rico Public Finance Corp. (Commonwealth Appropriation) [11]	5.50	8/1/31	516,550
1,250,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.13	10/1/20	1,309,062
400,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/25	410,692
245,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.38	10/1/30	254,286

See accompanying notes to financial statements.

MARCH 31, 2012	29

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,278,119	Winona School District 861 Lease Purchase	6.04	8/1/24	1,279,333

				9,195,259

Other Revenue Bonds - 9.3%
1,030,000	Bloomington Port Auth. Recovery Zone Fac. Rev. (Radisson Blu MOA LLC)	6.25	12/1/16	1,062,836
510,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.20	2/15/22	463,508
667,766	Crystal Governmental Fac. Rev.	5.10	12/15/26	714,817
1,000,000	Guam Govt. Hotel Occupancy Tax Rev. [11]	6.00	11/1/26	1,122,550
230,000	McLeod Co. Commercial Dev. Rev. (Southwest MN Foundation)	5.13	12/1/31	236,286
475,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	5.25	6/1/19	476,411
1,500,000	Minneapolis National Marrow Donor Program Rev.	4.88	8/1/25	1,515,045
325,000	Minneapolis Tax Increment Rev. (Grant Park Proj.)	5.00	2/1/16	330,450
245,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.10	2/1/17	249,471
240,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.20	2/1/21	238,440
165,000	Minneapolis Tax Increment Rev. Ref. (St. Anthony Falls Proj.)	4.50	2/1/13	165,840
125,000	Minneapolis Tax Increment Rev. Ref. (St. Anthony Falls Proj.)	4.80	2/1/13	125,990
1,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.00	12/1/40	1,099,840
2,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.25	12/1/30	2,284,280
1,185,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	5.00	2/15/27	1,141,570
280,000	Puerto Rico Infrastucture Financing Auth. Special Tax Rev. Ref. (AMBAC Insured) 6, [11]	8.40	7/1/28	113,837
500,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.75	2/1/17	504,345
500,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.90	2/1/22	484,565
1,000,000	St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	5.00	2/1/23	1,019,800
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	4.75	12/1/26	537,215
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	5.00	12/1/32	527,705
1,195,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	6.38	2/15/28	1,113,166
1,009,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	6.75	3/1/28	1,010,090
370,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	5.00	3/1/15	378,492
765,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	793,167
1,064,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.00	2/15/28	1,053,839
930,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.50	2/15/28	930,112
2,841,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	6.80	3/1/29	2,845,716
1,782,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	6.90	3/1/29	1,785,671
805,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/21	832,531
2,525,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	2,469,198
2,000,000	St. Paul Port Auth. Rev. (Amherst H. Wilder Fndtn.-3)	5.00	12/1/36	2,140,660
715,000	St. Paul Recreational Facs. Gross Rev. (Highland National Proj.)	5.00	10/1/25	762,383
300,000	Steele Co. Health Care Fac. Gross Rev. Ref. Crossover	5.00	6/1/30	303,669
1,000,000	Virgin Islands Public Finance Auth. Rev. (Diago Proj.) [11]	6.63	10/1/29	1,140,870

				31,974,365

Public Facilities - 0.4%
255,000	Spring Grove Economic Dev. Auth. Public Proj. Rev.	5.00	2/1/16	255,413
125,000	Spring Grove Economic Dev. Auth. Public Proj. Rev.	5.10	2/1/18	125,169
1,075,000	St. Paul Hsg. & Redev. Auth. Parking Rev. (Smith Ave. Proj.)	5.00	8/1/35	1,119,322

				1,499,904

Sales Tax Revenue - 0.8%
1,000,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	5.25	8/1/40	1,082,760

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	Puerto Rico Sales Tax Financing Corp. Rev.[11]	6.00	8/1/39	569,505
1,500,000	Puerto Rico Sales Tax Financing Corp. Rev. [6,11]	6.25	8/1/33	1,213,515

				2,865,780

Single Family Mortgage - 17.1%
1,900,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	4.45	12/1/32	1,975,962
1,000,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.63	12/1/30	1,038,190
1,484,813	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.88	12/1/33	1,558,148
1,162,344	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.13	12/1/40	1,233,119
482,627	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.15	12/1/38	498,882
1,482,135	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.30	12/1/39	1,581,319
1,000,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	4.45	12/1/27	1,058,950
204,068	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	5.00	12/1/38	206,862
193,776	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	5.70	4/1/27	202,190
471,041	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.10	4/1/27	493,561
2,265,966	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.25	12/1/40	2,421,796
995,773	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.45	4/1/27	1,055,480
465,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.52	3/1/41	498,643
6,000,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA)	4.40	7/1/32	6,014,520
5,800,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.45	7/1/31	6,040,874
3,125,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.70	1/1/31	3,327,438
200,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. [8]	5.10	7/1/38	203,102
5,825,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	6,081,358
500,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.85	1/1/29	499,485
3,900,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.90	7/1/30	3,899,805
750,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	5.00	1/1/31	813,525
220,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	4.90	7/1/29	231,920
1,260,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.00	7/1/38	1,332,236
1,870,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.05	7/1/34	1,960,508
260,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.10	7/1/20	260,874
310,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.20	1/1/23	325,388
60,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.45	1/1/17	60,559
25,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.70	1/1/17	25,239
285,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.85	7/1/19	285,493
1,175,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.90	7/1/28	1,225,384
1,400,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	6.00	7/1/22	1,420,020
965,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.75	7/1/27	980,527
1,950,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.80	7/1/26	1,992,822
575,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	5.00	1/1/20	575,932
730,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.00	1/1/37	759,222
1,760,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.15	7/1/28	1,814,947
1,775,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.25	7/1/33	1,826,493
1,120,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.50	7/1/28	1,174,398
105,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	5.60	7/1/13	105,406
1,190,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.65	7/1/33	1,249,131
165,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	5.90	7/1/25	165,252
15,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.90	7/1/29	15,059
15,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	6.00	1/1/16	15,045
285,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (NATL-RE Insured)	5.35	7/1/17	297,130

				58,802,194

Transportation - 1.9%
2,500,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. [8]	5.00	1/1/22	2,774,425

MARCH 31, 2012	31

SCHEDULE OF INVESTMENTS

March 31, 2012

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)/ Quantity	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

3,500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (AMBAC Insured) [8]	5.00	1/1/25	3,592,015

				6,366,440

Utility - 5.4%
1,000,000	Chaska Electric Rev. Ref. (Generating Facs. Proj.)	5.25	10/1/25	1,069,130
2,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/25	2,234,580
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	1,080,460
1,465,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/35	1,525,563
2,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/24	2,157,800
700,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/27	760,648
1,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/35	1,081,860
500,000	North Branch Electric System Rev.	5.75	8/1/28	540,065
500,000	Puerto Rico Aqueduct & Sewer Auth. Rev. Sr. Lien [11]	5.13	7/1/37	487,855
1,250,000	Puerto Rico Electric Power Auth. Rev. Ref. [1,11]	1.07	7/1/25	972,050
2,000,000	Southern MN Power Agy. Power Supply System Rev.	5.25	1/1/30	2,203,700
3,450,000	Southern MN Power Agy. Power Supply System Rev. (NATL-RE Insured) [1]	4.08	1/1/13	3,462,868
780,000	Virgin Islands Water & Power Auth. Water System Rev. Ref. [11]	5.50	7/1/17	781,544

				18,358,123

Total Municipal Bonds (cost: $300,083,346)				311,013,463

Short-Term Securities - 2.0%
1,975,000	Minneapolis Hsg. Dev. Rev. (One Ten Grant Proj.) (FNMA) [1]	0.20	9/1/26	1,975,000
5,000,000	Rochester Health Care Facs. Rev. (Mayo Foundation) [1]	0.16	8/15/32	5,000,000

Total Short-Term Securities (cost: $6,975,000)				6,975,000

Closed-End Mutual Funds - 0.7%
37,696	First American Minnesota Municipal Income Fund II (MXN)			602,759
111,197	MN Municipal Income Portfolio (MXA)			1,750,241

Total Closed-End Mutual Funds (cost: $1,980,890)				2,353,000

Total Investments in Securities - 93.2% (cost: $309,039,236)				320,341,463
Other Assets and Liabilities, net - 6.8%				23,458,130

Total Net Assets - 100.0%				$343,799,593

[1]	Variable rate security. Rate disclosed is as of March 31, 2012.
[2]	Security considered illiquid by the Investment Adviser. The total value of such security as of March 31, 2012 was $176,750 and represented 0.1% of net assets.
[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2012 was $176,750 and represented 0.1% of net assets.
[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.
[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2012, 10.4% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2012 was $9,195,259 and represented 2.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2012 was $16,845,175 and represented 4.9% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

32	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of March 31, 2012 is as follows (See Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Short-Term Securities	—	6,975,000	—	6,975,000
Closed-End Mutual Funds	2,353,000	—	—	2,353,000
Municipal Bonds	—	311,013,463	—	311,013,463
Total:	2,353,000	317,988,463	—	320,341,463

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

MARCH 31, 2012	33

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2012

	Sit U.S. Government Securities Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
ASSETS
Investments in securities, at identified cost	$1,428,079,129	$172,682,341	$309,039,236

Investments in securities, at fair value - see accompanying schedule for detail	$1,458,365,793	$155,618,246	$320,341,463
Cash in bank on demand deposit	39,919,463	53,649	23,676,971
Restricted cash	1,500,000	—	—
Accrued interest and dividends receivable.	7,724,047	1,943,217	4,582,453
Receivable for principal paydowns	25,911	—	—
Other receivables	—	16,750	22,500
Receivable for Fund shares sold	4,096,339	26,001	2,090,361

Total assets	1,511,631,553	157,657,863	350,713,748

LIABILITIES
Payable for investment securities purchased	—	2,653,278	5,929,280
Payable for Fund shares redeemed	6,160,024	97,913	480,621
Cash portion of dividends payable to shareholders	95,030	142,470	273,528
Accrued investment management fees	1,034,795	104,814	230,726
Outstanding options written, at fair value (premiums received $96,536)	187,501	—	—

Total liabilities	7,477,350	2,998,475	6,914,155

Net assets applicable to outstanding capital stock	$1,504,154,203	$154,659,388	$343,799,593

Net assets consist of:
Capital (par value and paid-in surplus)	$1,476,897,317	$198,425,945	$340,508,979
Undistributed (distributions in excess of) net investment income	(95,030)	6,429	(19,904)
Accumulated net realized gain (loss) from security transactions and written options	(2,843,783)	(26,708,891)	(7,991,709)
Unrealized appreciation (depreciation) on investments and written options	30,195,699	(17,064,095)	11,302,227

	$1,504,154,203	$154,659,388	$343,799,593

Outstanding shares	132,998,618	16,747,860	33,001,613

Net asset value per share of outstanding capital stock	$11.31	$9.23	$10.42

See accompanying notes to financial statements

34	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS

Year Ended March 31, 2012

	Sit U.S. Government Securities Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund

Investment income:
Income:
Dividends	—	$700,828	$125,074
Interest	$47,494,125	7,261,140	15,720,580

Total income	47,494,125	7,961,968	15,845,654

Expenses (note 4):
Investment management fee	10,771,522	1,174,579	2,474,594

Total expenses	10,771,522	1,174,579	2,474,594

Net investment income	36,722,603	6,787,389	13,371,060

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	(109,075)	(2,069,714)	(217,285)
Net realized gain (loss) on written options	(1,849,604)	—	—

Net change in unrealized appreciation (depreciation) on investments	2,737,520	13,745,427	22,570,734
Net change in unrealized appreciation (depreciation) on written options	(286,448)	—	—

Net gain (loss)	492,393	11,675,713	22,353,449

Net increase (decrease) in net assets resulting from operations	$37,214,996	$18,463,102	$35,724,509

See accompanying notes to financial statements.

MARCH 31, 2012	35

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government Securities Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011
Operations:
Net investment income	$36,722,603	$26,983,552
Net realized gain (loss) on investments and written options	(1,958,679)	985,223
Net change in unrealized appreciation (depreciation) of investments and written options	2,451,072	12,593,764

Net increase (decrease) in net assets resulting from operations	37,214,996	40,562,539

Distributions from:
Net investment income.	(36,820,960)	(26,943,488)
Net realized gains on investments	—	(327,896)

Total distributions	(36,820,960)	(27,271,384)

Capital share transactions:
Proceeds from shares sold	1,318,167,314	777,577,419
Reinvested distributions	35,123,932	27,608,283
Payments for shares redeemed	(906,684,901)	(530,043,200)

Increase (decrease) in net assets from capital transactions	446,606,345	275,142,502

Total increase (decrease) in net assets	447,000,381	288,433,657

Net assets:
Beginning of period	1,057,153,822	768,720,165

End of period *	$1,504,154,203	$1,057,153,822

Capital transactions in shares:
Sold	116,325,137	69,266,689
Reinvested distributions	3,102,575	2,451,775
Redeemed	(80,092,613)	(47,134,441)

Net increase (decrease)	39,335,099	24,584,023

* Includes undistributed (distributions in excess of) net investment income	($95,030)	—

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Sit Tax-Free Income Fund		Sit Minnesota Tax-Free Income Fund
Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
$6,787,389	$7,083,545	$13,371,060	$12,842,277
(2,069,714)	(2,343,339)	(217,285)	687,582
13,745,427	(4,402,244)	22,570,734	(7,031,522)

18,463,102	337,962	35,724,509	6,498,337

(6,775,942)	(7,083,545)	(13,341,328)	(12,842,277)
—	—	—	—

(6,775,942)	(7,083,545)	(13,341,328)	(12,842,277)

21,411,960	21,999,747	90,943,436	76,051,309
5,261,111	5,952,935	10,364,131	10,917,966
(24,071,890)	(34,330,959)	(68,996,376)	(82,326,152)

2,601,181	(6,378,277)	32,311,191	4,643,123

14,288,341	(13,123,860)	54,694,372	(1,700,817)
140,371,047	153,494,907	289,105,221	290,806,038

$154,659,388	$140,371,047	$343,799,593	$289,105,221

2,401,193	2,463,769	8,935,602	7,686,681
587,524	672,009	1,020,103	1,100,769
(2,709,838)	(3,915,103)	(6,837,473)	(8,338,982)

278,879	(779,325)	3,118,232	448,468

$6,429	($11,447)	($19,904)	($64,122)

MARCH 31, 2012	37

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

	Years Ended March 31,
	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$11.29	$11.13	$10.84	$10.92	$10.56

Operations:
Net investment income [1]	0.31	0.32	0.44	0.52	0.50
Net realized and unrealized gains (losses) on investments and written options	0.02	0.16	0.29	(0.08)	0.36

Total from operations	0.33	0.48	0.73	0.44	0.86

Distributions from:
Net investment income	(0.31)	(0.32)	(0.44)	(0.52)	(0.50)
Net realized gains	—	( —)[2]	—	—	—

Total Distributions	(0.31)	(0.32)	(0.44)	(0.52)	(0.50)

Net Asset Value:
End of period	$11.31	$11.29	$11.13	$10.84	$10.92
Total investment return [3]	2.98%	4.37%	6.88%	4.18%	8.37%
Net assets at end of period (000’s omitted)	$1,504,154	$1,057,154	$768,720	$390,630	$254,677
Ratios: [4]
Expenses (without waiver) [5]	0.80%	0.81%	0.82%	0.83%	0.85%
Expenses (with waiver) [5]	0.80%	0.75%	0.80%	0.80%	0.80%
Net investment income (with waiver)	2.73%	2.88%	3.85%	4.87%	4.66%
Portfolio turnover rate (excluding short-term securities)	33.82%	45.80%	66.89%	59.63%	67.42%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[4]

The ratio information is calculated based on average daily net assets. Effective November 1, 2010, total Fund expenses are calculated at 0.80% of average daily net assets. Prior to this date, expenses were calculated at a higher rate and the investment adviser voluntarily waived expenses that were otherwise payable by the Fund.

[5]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

38	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

	Years Ended March 31,
	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$8.52	$8.90	$7.93	$9.16	$9.72

Operations:
Net investment income [1]	0.41	0.41	0.41	0.41	0.40
Net realized and unrealized gains (losses) on investments	0.71	(0.38)	0.97	(1.23)	(0.56)

Total from operations	1.12	0.03	1.38	(0.82)	(0.16)

Distributions from:
Net investment income	(0.41)	(0.41)	(0.41)	(0.41)	(0.40)
Net Asset Value:
End of period	$9.23	$8.52	$8.90	$7.93	$9.16
Total investment return [2]	13.41%	0.26%	17.71%	(9.14% )	(1.72% )
Net assets at end of period (000’s omitted)	$154,659	$140,371	$153,495	$138,781	$322,590
Ratios: [3]
Expenses (without waiver) [4]	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (with waiver) [4]	0.80%	0.80%	0.80%	0.79%	0.77%
Net investment income (without waiver)	4.62%	4.63%	4.79%	4.63%	4.18%
Portfolio turnover rate (excluding short-term securities)	37.18%	30.23%	27.30%	18.51%	42.93%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[3]

The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 0.80% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2012	39

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

	Years Ended March 31,
	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period.	$9.67	$9.88	$8.97	$9.76	$10.21
Operations:
Net investment income [1]	0.44	0.43	0.43	0.43	0.43
Net realized and unrealized gains (losses) on investments	0.75	(0.21)	0.91	(0.79)	(0.45)
Total from operations	1.19	0.22	1.34	(0.36)	(0.02)
Distributions from:
Net investment income	(0.44)	(0.43)	(0.43)	(0.43)	(0.43)
Net Asset Value:
End of period	$10.42	$9.67	$9.88	$8.97	$9.76
Total investment return [2]	12.48%	2.22%	15.22%	(3.67% )	(0.25% )
Net assets at end of period (000’s omitted)	$343,800	$289,105	$290,806	$244,123	$307,738
Ratios: [3]
Expenses [4]	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.32%	4.35%	4.52%	4.65%	4.25%
Portfolio turnover rate (excluding short-term securities)	15.06%	24.48%	11.46%	15.68%	37.48%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[3]	The ratio information is calculated based on average daily net assets.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

40	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2012	41

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2012

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Minnesota Tax-Free Income Fund and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective
U.S. Government Securities	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

42	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2012 (Continued)

To hedge interest rate risk, the U.S. Government Securities Fund purchased put option and wrote call option contracts traded on a U.S. exchange. Risks of purchasing and writing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded. During the year ended March 31, 2012, the average cost for purchased options and premium received in the U.S. Government Securities Fund for written options were $486,355 and $287,668, respectively. The number of open option contracts outstanding as of March 31, 2012 and the amounts of realized gain (loss) and changes in unrealized appreciation (depreciation), as disclosed below, also serve as indicators of the volume of activity for the Fund throughout the year.

Balance Sheet – Values of derivatives as of March 31, 2012

U.S. Government Securities Fund

	Asset Derivatives Value [1]	Liability Derivatives Value [2]

Interest rate risk:
Purchased put options	$27,344	—
Written call options	—	$187,501

1Statement of Assets and Liabilities location: Investments in securities, at fair value.

2Statement of Assets and Liabilities location: Outstanding options written, at fair value.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2012:

U.S. Government Securities Fund

	Amount of Realized Gain (Loss) on Derivatives [3]	Change in Unrealized Appreciation (Depreciation) on Derivatives [4]

Interest rate risk:
Purchased put options	($4,975,985)	($117,196)
Written call options	(1,849,604)	(286,448)

3Statement of Operations location: Net realized gain (loss) on investments and net realized gain (loss) on written options, respectively.

4Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments and net change in unrealized appreciation (depreciation) on written options, respectively.

Transactions in written options for the year ended March 31, 2012 were as follows:

	Number of Contracts	Premium
Outstanding, March 31, 2011	750	$ 300,953
Call options written	11,100	3,573,041
Call options expired	(200)	(58,510)
Call options closed	(10,850)	(3,718,948)
Outstanding, March 31, 2012	800	$ 96,536

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

MARCH 31, 2012	43

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2012 (Continued)

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Funds’ bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of March 31, 2012 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2012, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2009, 2010, and 2011 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

44	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2012 (Continued)

At March 31, 2012, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
U.S. Government Securities	$39,134,373	($8,755,241)	$30,379,132	$1,427,986,661
Tax-Free Income	7,085,804	(24,127,375)	(17,041,571)	172,659,817
Minnesota Tax-Free Income	13,374,722	(1,955,286)	11,419,436	308,922,027

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2012 and 2011 were as follows:

Year Ended March 31, 2012:
	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities	$36,820,960	—	—	$36,820,960
Tax-Free Income*	83,152	$6,692,790	—	6,775,942
Minnesota Tax-Free Income*	83,224	13,258,104	—	13,341,328

* 98.8% and 99.4% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2011:
	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities	$26,999,851	—	$271,533	$27,271,384
Tax-Free Income*	49,497	$7,034,048	—	7,083,545
Minnesota Tax-Free Income*	29,469	12,812,808	—	12,842,277

* 99.3% and 99.8% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2012 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
U.S. Government Securities	—	—	($3,027,216)	$30,379,132
Tax-Free Income	—	$148,899	(26,731,415)	(17,041,571)
Minnesota Tax-Free Income	—	253,624	(8,108,918)	11,419,436

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Additional Paid-in Capital
U.S. Government Securities	$3,327	—	($3,327)
Tax-Free Income	6,429	$1,454,748	(1,461,177)
Minnesota Tax-Free Income	14,486	388,529	(403,015)

These differences were primarily attributable to market discount accretion adjustments and capital loss carryforwards expiring.

MARCH 31, 2012	45

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2012 (Continued)

Net capital loss carryovers and late year losses, if any, as of March 31, 2012, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act is March 31, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of March 31, 2012, were as follows:

	Pre-Enactment Net Capital Loss Carryover Expiring in:		Post-Enactment Unlimited Period of Net Capital Loss Carryover		Late Year Losses	Accumulated Capital and
	2013	2014-2019	Short-Term	Long-Term	Deferred	Other Losses
U.S. Government Securities	—	—	$1,791,533	$1,235,683	—	$3,027,216
Tax-Free Income	$3,741,370	$19,109,911	—	3,801,560	$78,574	26,731,415
Minnesota Tax-Free Income	396,122	7,508,570	—	204,134	92	8,108,918

For the year ended March 31, 2012, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired
Tax-Free Income	—	2012	$1,461,177
Minnesota Tax-Free Income	—	2012	403,028

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2012, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
U.S. Government Securities	$965,110,704	—	$436,917,194	—
Tax-Free Income	—	$52,856,089	—	$53,575,963
Minnesota Tax-Free Income	—	61,498,145	—	44,785,017

46	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2012 (Continued)

(4)   Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets
U.S. Government Securities	0.80%
Tax-Free Income	0.80%*
Minnesota Tax-Free Income	0.80%

* For the period October 1, 1993, through December 31, 2011, the Adviser had voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) of the Tax-Free Income Fund to an annual rate of 0.70% of the Fund’s average daily net assets in excess of $250 million and 0.60% of the Fund’s average daily net assets in excess of $500 million. As of December 31, 2011, this voluntary fee waiver was discontinued by the Adviser.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2012:

	Shares	% Shares Outstanding
U.S. Government Securities	2,986,058	2.2
Tax-Free Income	1,502,052	9.0
Minnesota Tax-Free Income	3,095,950	9.4

(5)   Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

MARCH 31, 2012	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

        Sit U.S. Government Securities Fund, Inc.

        Sit Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sit U.S. Government Securities Fund, Inc., Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.) (the “Funds”), as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 21, 2012

48	SIT MUTUAL FUNDS ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2011 to March 31, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (10/1/11)	Ending Account Value (3/31/12)	Expenses Paid During Period* (10/1/11- 3/31/12)
U.S. Government Securities Fund
Actual	$1,000	$1,010.20	$4.03
Hypothetical	$1,000	$1,021.06	$4.05
Tax-Free Income Fund
Actual	$1,000	$1,050.00	$4.11
Hypothetical	$1,000	$1,021.06	$4.05
Minnesota Tax-Free Income Fund
Actual	$1,000	$1,041.90	$4.09
Hypothetical	$1,000	$1,021.06	$4.05

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

MARCH 31, 2012	49

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period of April 1, 2011 to March 31, 2012 is as follows:

Fund	Percentage
U.S. Government Securities Fund	0.0%
Tax-Free Income Fund	0.0
Minnseota Tax-Free Income Fund	0.0

For the year ended March 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
U.S. Government Securities Fund	0.0%
Tax-Free Income Fund	0.0
Minnseota Tax-Free Income Fund	0.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2012. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
U.S. Government Securities Fund	$—
Tax-Free Income Fund	—
Minnesota Tax-Free Income Fund	—

For the year ended March 31, 2012, 98.8% and 99.4% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

50	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2012	51

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The bond funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (the “Funds” or individually, a “Fund”). The Sit U.S. Government Securities Fund, and the corporate issuer of the Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 50 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	11	None.
William E. Frenzel (2) Age: 83 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	11	None.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 76 Director	Director since 2012.	Senior Vice President of Peter B. Cannell & Co., 7/11 to present; Managing Member of GME Capital, 2005 to 2011; Advisory Director of Sit Investment Associates, Inc. 1/08 to 12/11.	11	Metabolix, Inc. (1993 - present); Ventana Medical Systems, Inc. (1992 - 2008).
Sidney L. Jones Age: 78 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	11	None.
Bruce C. Lueck Age: 71 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	11	None.
Donald W. Phillips Age: 63 Director	Director of the International Fund since1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc.,7/05 to present.	11	None.
Barry N. Winslow Age: 64 Director	Director since 2010.	Vice-Chairman of TCF Financial Corporation, 7/08 to present; COO 2006 to 2007.	11	TCF Financial Corporation.

52	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 48 Vice President - Investments of U.S. Govt. Fund only.	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 43 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Michael C. Brilley Age: 66 Senior Vice President	Officer since 1985; Re-Elected by the Boards annually.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director and President and Chief Fixed-Income Officer of SF.	N/A	N/A
Bryce A. Doty Age: 45 Vice President - Investments of U.S. Govt. Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 50 Vice President - Investments of Tax-Free & MN Tax-Free Funds only.	Officer since 1996; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 66 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Paul E. Rasmussen Age: 51 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 45 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Debra A. Sit Age: 51 Vice President - Investments	Officer since 1994; Re-Elected by the Boards annually.	Vice President – Bond Investments of the Adviser; Senior Vice President, Senior Portfolio Manager of SF.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2012	53

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 24, 2011 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks investment grade securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

54	SIT MUTUAL FUNDS ANNUAL REPORT

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $10.8 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements.

The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

MARCH 31, 2012	55

ADDITIONAL INFORMATION (Unaudited) (Continued)

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

56	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report
March 31, 2012

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

SIT 3-31-12 BOND

Item 2: Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3: Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4: Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2012	18,900	0	3,950	0
Fiscal year ended March 31, 2011	18,000	0	3,825	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)	No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $4,000 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8: Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11: Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT U.S. GOVERNMENT SECURITIES FUND, INC.

By (Signature and Title)*	/s/ PAUL E. RASMUSSEN
Paul E. Rasmussen
Vice President, Treasurer

Date May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ PAUL E. RASMUSSEN
Paul E. Rasmussen
Vice President, Treasurer

Date May 30, 2012

By (Signature and Title)	/s/ ROGER J. SIT
Roger J. Sit
Chairman

Date May 30, 2012